                                                                    Exhibit 4.19



                                                                  EXECUTION COPY



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                               INDENTURE OF TRUST

                                     BETWEEN

                      DEVELOPMENT AUTHORITY OF HEARD COUNTY


                                       AND


                            THE CHASE MANHATTAN BANK,

                                   AS TRUSTEE


                         -----------------------------


         SECURING THE ISSUANCE OF NOT TO EXCEED $400,000,000 IN AGGREGATE PRINCIPAL AMOUNT OF DEVELOPMENT AUTHORITY OF HEARD COUNTY TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BONDS (TENASKA GEORGIA PARTNERS, L.P. PROJECT), SERIES 1999, AND ANY ADDITIONAL BONDS ISSUED HEREUNDER.


                         -----------------------------


                          DATED AS OF NOVEMBER 1, 1999


================================================================================


                        THIS INSTRUMENT WAS PREPARED BY:

                                 KING & SPALDING
                        191 PEACHTREE STREET, SUITE 4400
                           ATLANTA, GEORGIA 30303-1763


                           ---------------------------


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                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS


         SECTION 1.01.  Definitions..................................................................5
         SECTION 1.02.  Use of Phrases...............................................................8

                                   ARTICLE II
                                    THE BONDS

         SECTION 2.01.  Issuance of Bonds in Series..................................................8
         SECTION 2.02.  Dates and Places of Payment of Bonds.........................................8
         SECTION 2.03.  Execution; Limited Obligation................................................9
         SECTION 2.04.  Authentication...............................................................9
         SECTION 2.05.  Form of Bonds...............................................................10
         SECTION 2.06.  Mutilated, Lost, Stolen or Destroyed Bonds..................................10
         SECTION 2.07.  Transfer of Bonds; Persons Treated as Owners................................10
         SECTION 2.08.  Home Office Payment Agreement...............................................11
         SECTION 2.09.  Redemption of Bonds.........................................................11
         SECTION 2.10.  Procedure for Redemption of Bonds...........................................12
         SECTION 2.11.  Selection of Bonds to be Redeemed; Partial Redemption of Bonds..............12
         SECTION 2.12.  Notice of Redemption........................................................12
         SECTION 2.13.  Additional Notice of Redemption.............................................13
         SECTION 2.14.  Payment of Redemption Price; Effect of Call for Redemption..................14

                                   ARTICLE III
                              THE SERIES 1999 BONDS

         SECTION 3.01.  Issuance of Series 1999 Bonds...............................................14
         SECTION 3.02.  Form of Series 1999 Bonds...................................................15
         SECTION 3.03.  Authentication and Delivery of Series 1999 Bonds............................15
         SECTION 3.04.  Optional Redemption of Series 1999 Bonds....................................17
         SECTION 3.05.  Procedures for Redemption of Series 1999 Bonds..............................17

                                   ARTICLE IV
                                ADDITIONAL BONDS

         SECTION 4.01.  Additional Bonds............................................................17
         SECTION 4.02.  Parity of Bonds.............................................................20

                                    ARTICLE V
                                GENERAL COVENANTS

         SECTION 5.01.  Payment of Principal and Interest...........................................20
         SECTION 5.02.  Performance of Covenants; Issuer............................................20
         SECTION 5.03.  Ownership; Instruments of Further Assurance.................................21
         SECTION 5.04.  [Intentionally Omitted].....................................................21
         SECTION 5.05.  [Intentionally Omitted].....................................................21


                                      -i-


         SECTION 5.06.  Recordation of the Lease Agreement, Security Deed,
                          Financing Statements and Continuation Statements..........................21
         SECTION 5.07.  Inspection of Project Books.................................................21
         SECTION 5.08.  Priority of Pledgee.........................................................21
         SECTION 5.09.  Rights Under Lease Agreement................................................21
         SECTION 5.10.  Quitclaim Deed to be Held by Trustee........................................22

                                   ARTICLE VI
                               REVENUES AND FUNDS

         SECTION 6.01.  Source of Payment of Bonds..................................................22
         SECTION 6.02.  Creation of the Bond Fund...................................................22
         SECTION 6.03.  Payments into the Bond Fund.................................................22
         SECTION 6.04.  Use of Moneys in the Bond Fund..............................................23
         SECTION 6.05.  Custody of the Bond Fund....................................................24
         SECTION 6.06.  Non-presentment of Bonds at Maturity........................................24
         SECTION 6.07.  Trustee's Fees, Charges and Expenses........................................24
         SECTION 6.08.  Moneys to be Held in Trust..................................................24
         SECTION 6.09.  Repayment to the Lessee from the Bond Fund..................................24

                                   ARTICLE VII
                  CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

         SECTION 7.01.  Construction Fund; Disbursements............................................25
         SECTION 7.02.  Completion of the Project...................................................25
         SECTION 7.03.  Appointment of Agent........................................................25

                                  ARTICLE VIII
                                   INVESTMENTS

         SECTION 8.01.  Bond Fund Investments.......................................................25

                                   ARTICLE IX
                 POSSESSION, USE AND PARTIAL RELEASE OF PROJECT

         SECTION 9.01.  Subordination to Rights of the Lessee.......................................26
         SECTION 9.02.  Release of Certain Land.....................................................26
         SECTION 9.03.  Release of Leased Equipment.................................................26
         SECTION 9.04.  Granting or Release of Easements; Amendments or
                          Modifications to Easements................................................27

                                    ARTICLE X
                                DISCHARGE OF LIEN

         SECTION 10.01. Discharge of Lien...........................................................27
         SECTION 10.02. Provision for Payment of Bonds..............................................27
         SECTION 10.03. Discharge of the Indenture..................................................28


                                      -ii-


                                   ARTICLE XI
                       DEFAULT PROVISIONS AND REMEDIES OF
                             TRUSTEE AND BONDHOLDERS

         SECTION 11.01. Defaults; Events of Default.................................................28
         SECTION 11.02. Acceleration................................................................28
         SECTION 11.03. Surrender of Possession of Project; Rights and Duties
                          of Trustee in Possession..................................................28
         SECTION 11.04. Other Remedies..............................................................29
         SECTION 11.05. Rights of Bondholders.......................................................29
         SECTION 11.06. Right of Owners of the Bonds to Direct Proceedings..........................30
         SECTION 11.07. Appointment of Receivers....................................................30
         SECTION 11.08. Waiver of Benefit of Laws...................................................30
         SECTION 11.09. Application of Moneys.......................................................30
         SECTION 11.10. Rights and Remedies Vested in Trustee.......................................31
         SECTION 11.11. Rights and Remedies of Owners of the Bonds..................................31
         SECTION 11.12. Termination of Proceedings..................................................31
         SECTION 11.13. Waivers of Events of Default................................................32

                                   ARTICLE XII
                                   THE TRUSTEE

         SECTION 12.01. Acceptance of the Trusts....................................................32
         SECTION 12.02. Fees, Charges and Expenses of Trustee.......................................34
         SECTION 12.03. [Intentionally omitted].....................................................35
         SECTION 12.04. Intervention by Trustee.....................................................35
         SECTION 12.05. Successor Trustee...........................................................35
         SECTION 12.06. Resignation by the Trustee..................................................35
         SECTION 12.07. Removal of the Trustee......................................................35
         SECTION 12.08. Appointment of Successor Trustee by the Owners of the
                          Bonds; Temporary Trustee..................................................35
         SECTION 12.09. Concerning Any Successor Trustee............................................36
         SECTION 12.10. Right of Trustee to Pay Taxes and Other Charges.............................36
         SECTION 12.11. Trustee Protected in Relying Upon Resolutions, etc..........................36
         SECTION 12.12. Successor Trustee as Custodian of Funds, Paying Agent
                          and Bond Registrar........................................................36
         SECTION 12.13. Trust Estate May Be Vested in Co-Trustee....................................37
         SECTION 12.14. [Intentionally Omitted].....................................................37
         SECTION 12.15. This Article Controls.......................................................37
         SECTION 12.16. Consequential Damages.......................................................37

                                  ARTICLE XIII
                             SUPPLEMENTAL INDENTURES

         SECTION 13.01. Supplemental Indentures Not Requiring Consent of
                          Owners of the Bonds.......................................................38
         SECTION 13.02. Supplemental Indentures Requiring Consent of Owners
                          of the Bonds..............................................................40


                                       -iii-


         SECTION 13.03. Trustee Authorized to Join in Supplements;
                          Reliance on Counsel.......................................................39

                                   ARTICLE XIV
                 AMENDMENT OF LEASE AGREEMENT AND SECURITY DEED

         SECTION 14.01. Amendments, etc., to Lease Agreement and Security
                          Deed Not Requiring Consent of Owners of the Bonds.........................40
         SECTION 14.02. Amendments, etc., to Lease Agreement and Security
                          Deed Requiring Consent of Owners of the Bonds.............................40
         SECTION 14.03. Trustee Authorized to Join in Amendments; Reliance
                          on Counsel................................................................40

                                   ARTICLE XV
                                  MISCELLANEOUS

         SECTION 15.01. Consents, etc. of Owners of the Bonds.......................................41
         SECTION 15.02. Limitation of Rights........................................................41
         SECTION 15.03. Issuer's Obligations Limited................................................42
         SECTION 15.04. Immunity of Directors, Officers and Employees of Issuer.....................42
         SECTION 15.05. Severability................................................................42
         SECTION 15.06. Notices.....................................................................43
         SECTION 15.07. Trustee as Paying Agent and Bond Registrar..................................44
         SECTION 15.08. Payments Due on Saturdays, Sundays and Holidays.............................44
         SECTION 15.09. Counterparts................................................................44
         SECTION 15.10. Law Governing Indenture.....................................................44

         EXHIBIT A      Form of Bond


                                      -iv-
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                               INDENTURE OF TRUST

         THIS INDENTURE OF TRUST (the "Indenture"), dated as of November 1, 1999, made and entered into by and between the DEVELOPMENT AUTHORITY OF HEARD COUNTY, a public corporation created and existing under the laws of the State of Georgia (the "Issuer"), and THE CHASE MANHATTAN BANK, a state banking corporation duly organized and existing under and by virtue of the laws of the State of New York, having power and authority to accept and execute trusts, and having its principal office in New York, New York, as Trustee (the "Trustee"),

                                    RECITALS

         WHEREAS, the Issuer has been created pursuant to the provisions of an Act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62), as amended and an activating resolution of the Board of Commissioners of Heard County, Georgia duly adopted on January 3, 1972 (collectively, the "Act"), its directors have been appointed as provided in the Act and are currently acting in such capacity; and

         WHEREAS, the Issuer has been created for the purpose of encouraging and promoting the expansion and development of industrial and commercial facilities in Heard County, Georgia; the Act empowers the Issuer to issue its revenue obligations, in accordance with the applicable provisions of the Revenue Bond Law of the State of Georgia (O.C.G.A. Sections 36-82-60 to 36-82-85), as heretofore and hereafter amended, for the purpose of financing any undertaking within the scope of its power, including, without limitation, the acquisition by purchase or gift of any building or structure within the territorial limits of Heard County suitable for and intended for use as a factory, mill, shop, processing plant, assembly plant or fabricating plant, including all appurtenant lands and appurtenances thereto and all necessary or useful furnishings, machinery and equipment, and the lease or sale of such building or structure for operation by one or more persons, firms or corporations, all in furtherance of the public purpose for which it was created; and

         WHEREAS, after careful study and investigation the Issuer, in furtherance of the purpose for which it was created and pursuant to a resolution duly adopted, has entered into a lease agreement (as the same may be amended from time to time in accordance with its terms, the "Lease Agreement"), dated as of even date herewith, with Tenaska Georgia Partners, L.P. (the "Lessee"), a limited partnership organized and existing under the laws of the State of Delaware, and duly qualified to do business in the State of Georgia, pursuant to which the Issuer has agreed to acquire, construct and install the Project (as defined in the Lease Agreement), including the real property owned by the Issuer for the exclusive use and occupancy of the Lessee under the Lease Agreement and the Lessee has agreed to pay the Issuer specified rental payments and other payments; and

         WHEREAS, after careful investigation, the Issuer has found and does hereby declare that it is in the best interest of the citizens of Heard County that the Project be acquired, constructed and installed and leased to the Lessee for the purposes stated in the Lease Agreement, all in keeping with the public purpose for which the Issuer was created, and that such acquisition,

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construction and installation of the Project and lease thereof to the Lessee are specifically authorized under the Act; and

         WHEREAS, a Project Summary (the "Project Summary") for the Project has been prepared by the Lessee, and it is estimated that the amount necessary to finance the cost of the Project, including expenses incidental thereto, will not exceed $400,000,000 (said Project Summary, a copy of which is attached to the Lease Agreement as Exhibit C and which may be amended from time to time by the Lessee, has been approved by the Issuer and is on file with the Secretary of the Issuer); and

         WHEREAS, the most feasible method of financing the cost of the Project is through the issuance hereunder of Development Authority of Heard County Taxable Industrial Development Revenue Bonds (Tenaska Georgia Partners, L.P. Project), Series 1999, in the aggregate principal amount of not to exceed $400,000,000 (the "Series 1999 Bonds"); and

         WHEREAS, the execution and delivery of this Indenture and the sale, issuance and delivery of the Series 1999 Bonds have been in all respects duly and validly authorized by resolution duly adopted by the Issuer; and

         WHEREAS, it is anticipated that additional moneys may be necessary to finance the cost of (a) completing the acquisition, construction and installation of the Project, (b) providing for the enlargement, improvement, expansion or replacement of the Project, (c) refunding all of the Bonds of any one or more series then outstanding, or (d) any combination of the foregoing, and provision should be made for the issuance from time to time of Additional Bonds which shall be equally and ratably secured hereunder with the Series 1999 Bonds (the Series 1999 Bonds and such Additional Bonds being hereinafter collectively referred to as the "Bonds"); and

         WHEREAS, the Series 1999 Bonds will be delivered to and paid for by Tenaska Georgia Partners, L.P., as purchaser (the "Purchaser") to finance the acquisition, construction and installation of the Project, and the provisions of this Indenture are to be liberally read and construed in a manner which facilitates such approach to delivery and payment; and

         WHEREAS, the Issuer will receive rental payments and other payments from the Lessee, which revenues, together with all other rents, revenues and receipts and other payments to be received pursuant to the Lease Agreement, shall be pledged together with the Lease Agreement (except for the Unassigned Rights) as security for the payment of the principal of and interest on the Bonds; and

         WHEREAS, as additional security for the payment of the Bonds, the Issuer has conveyed title to that portion of the Project consisting of real property and has assigned all leases in and to all rents and other payments derived from the Project and has granted a security interest in that portion of the Project consisting of personal property to the Trustee pursuant to the terms of a Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases (the "Security Deed"), dated as of even date herewith; and

         WHEREAS, the Lessee, the Senior Parties (hereafter referred to) and the Collateral Agent (hereafter defined) have entered into an Agreement as to Certain Undertakings, Common Representations, Warranties, Covenants and Other Terms dated November 1, 1999 (as amended or modified in accordance with its terms, the "Common Agreement") which sets forth certain representations, warranties and covenants of the Issuer and the Lessee; and

         WHEREAS, the Lessee, the Trustee, the Senior Parties, The Chase Manhattan Bank, as collateral agent (the "Collateral Agent"), and The Chase Manhattan Bank, as the depositary bank (the "Depositary Bank"), have entered into a Collateral Agency and Intercreditor Agreement dated November 1, 1999 (as amended or modified in accordance with its terms, the "Collateral Agency Agreement"), which Collateral Agency Agreement, among other things, (a) sets forth the mutual understandings of the parties thereto with respect to (i) the exercise of certain rights, remedies and options by the respective parties thereto, (ii) the priority of their respective Security Interests (as defined in the Collateral Agency Agreement) created by the Security Documents (as defined in the Common Agreement) and (iii) the appointment of the Collateral Agent, and
(b) provides for (i) the grant to the Collateral Agent, acting on behalf of the Senior Parties and as agent for the Trustee, of a lien on and security interest in, among other things, the funds established and created under the Collateral Agency Agreement and (ii) the appointment by the Collateral Agent of the Depositary Bank as depositary bank to hold and administer money deposited in the various funds established and created under the Collateral Agency Agreement and funded with, among other things, proceeds of certain insurance and revenues generated and distributed to the Lessee;

         WHEREAS, the Trustee recites that a condition of its acceptance of this Indenture is the receipt of a duly authorized, executed and delivered Guaranty Agreement, dated as of even date herewith, pursuant to which the Lessee, as guarantor, absolutely and unconditionally guarantees to it the full and prompt payment in accordance with the provisions on this Indenture of the principal of and interest on the Series 1999 Bonds; and

         WHEREAS, all things necessary to make the Series 1999 Bonds, when authenticated by the Trustee and issued and delivered as in this Indenture provided, the valid, binding and legal obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the rental payments and other payments derived from the Lease Agreement to the payment of the principal of and interest on the Bonds and a valid assignment of all the right, title and interest of the Issuer (except for the Unassigned Rights) in the Lease Agreement, have been done and performed, and the execution and delivery of this Indenture and the execution, issuance and delivery of the Series 1999 Bonds, subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, KNOW ALL BY THESE PRESENTS, THIS INDENTURE WITNESSETH:

         That the Issuer, in consideration of the premises and of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Series 1999 Bonds by the owners thereof, and of the sum of One Dollar ($1.00), lawful money of the United States of America, to it duly paid by the Trustee, at or before the execution and delivery of these presents, and for other good and valuable considerations the receipt of which is hereby acknowledged, in order to secure the payment of the principal of and interest on the Bonds according to their tenor and effect and to insure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, has given, granted, pledged, assigned, conveyed and transferred and does by these presents give, grant, pledge, assign, convey and transfer to the Trustee (including to the Collateral Agent as agent for the Trustee), and to its successors in the trusts hereby created, and to them and their assigns forever, all of the Issuer's estate, right, title and interest in, to and under any and all of the following described property, rights and interest:

                                       I.

         A security interest in all right, title and interest of the Issuer in the Lease Agreement and all amendments, modifications and renewals thereof (except for the Unassigned Rights).

                                       II.

         A security interest in all rents, revenues or receipts and other payments to be received pursuant to the Lease Agreement, together with all other rents, revenues and receipts arising out of or in connection with the Issuer's ownership of the Project (except for the Unassigned Rights), and all amendments, modifications and renewals thereof.

                                      III.

         A security interest in all amounts on deposit from time to time in the Construction Fund established under the Collateral Agency Agreement to the extent such amounts represent proceeds of the Bonds, and a security interest in all amounts on deposit from time to time in the Bond Fund established hereunder, subject to the provisions of the Collateral Agency Agreement and this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth therein and herein.

                                       IV.

         The Quitclaim Deed executed and owned by the Issuer, to be held in trust in accordance with the terms hereof.

         TO HAVE AND HOLD all the same with all privileges and appurtenances hereby given, granted, pledged, assigned, conveyed, mortgaged and transferred, or agreed or intended to be to the Trustee and its successors in said trusts and to them and their assigns forever;

         IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit, security and protection of all owners of the Bonds issued or to be issued under and secured by this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any of the others except as herein expressly provided;

         PROVIDED, HOWEVER, that upon Payment in Full of the Bonds in accordance with the terms and provisions of this Indenture, this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be of full force and effect.

         THIS INDENTURE FURTHER WITNESSETH and it is expressly declared that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property hereby given, granted, pledged, assigned, conveyed or transferred is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted and does hereby agree and covenant with the Trustee and with the respective owners, from time to time, of the Bonds or any part thereof, as follows, that is to say:

                                   ARTICLE I

                                   DEFINITIONS

SECTION 1.01. DEFINITIONS. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following respective interpretations herein (terms which are not defined in this Section shall have the meaning specified in Article I of the Lease Agreement except as herein otherwise expressly provided or unless the context requires otherwise):

         "ACT" means an Act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62-1 ET SEQ.), as amended, and an activating resolution of the Board of Commissioners of Heard County, Georgia duly adopted on January 3, 1972.

         "ADDITIONAL BONDS" means the bonds of any series, other than the Series 1999 Bonds, authorized under the Indenture and authenticated and delivered in accordance with the provisions of Article IV of this Indenture.

         "BOND FUND" means the Bond principal and interest payment fund created by Section 6.02 hereof and within which there shall be established a General Account and a Special Account. The Special Account may be established by the Trustee for bookkeeping purposes only and moneys designated as being held in the Special Account may be held in any segregated account designated by the Trustee for such purpose. Any reference herein to the words "Bond Fund" without further qualification shall constitute a reference to the General Account.

         "BOND PURCHASE AGREEMENT" means the Bond Purchase Agreement, dated as of November 1, 1999, between the Issuer and the Lessee, as lessee and as purchaser of the Bonds, pursuant to which the Issuer has agreed to sell, and the Lessee has agreed to purchase, the Series 1999 Bonds, in accordance with the provisions thereof.

         "BOND" or "BONDS" shall mean any or all of the not to exceed $400,000,000 in aggregate principal amount of Development Authority of Heard County Taxable Industrial Development Revenue Bonds (Tenaska Georgia Partners, L.P. Project), Series 1999, to be issued by the Issuer hereunder, and from and after the issuance of any Additional Bonds, unless the context clearly indicates otherwise, such Additional Bonds.

         "COLLATERAL AGENCY AGREEMENT" has the meaning set forth in the recitals hereto.

         "COLLATERAL AGENT" has the meaning set forth in the recitals hereto.

         "COMMON AGREEMENT" has the meaning set forth in the recitals hereto.

         "CONSTRUCTION FUND" means the fund so designated, established and created under Section 2.2 of the Collateral Agency Agreement.

         The term "EVENT OF DEFAULT" means the events specified in Section 11.01 hereof, subject to the terms of Section 11.12 hereof.

         "GOVERNMENT OBLIGATIONS" means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation by the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America), which obligations, in either case, are held in the name of the Trustee and not subject to redemption prior to maturity by anyone other than the holder thereof.

         "GUARANTY AGREEMENT" means the Guaranty Agreement, of even date herewith, from the Lessee, as guarantor, to the Trustee, pursuant to the terms of which the Lessee has absolutely and unconditionally guaranteed the payment of the principal of and interest on, the Bonds, and any amendments or supplements thereto, including any amendments or any additional Guaranty Agreements executed by the Lessee in connection with the issuance of any Additional Bonds.

         "INDENTURE" means this Indenture of Trust and any amendments or supplements hereto entered into by the Issuer and the Trustee pursuant to
Article XIII hereof.

         "INDEPENDENT COUNSEL" means an attorney, or firm thereof, duly admitted to practice law before the highest court of any state in the United States of America or of the District of Columbia and not an employee of or regularly retained by either the Issuer or the Lessee.

         "INTEREST PAYMENT DATE" means, with respect to the Series 1999 Bonds, each February 1 and August 1, commencing August 1, 2000, and each date on which interest or principal is due and payable on all or part of the Series 1999 Bonds by reason of acceleration or redemption.

         "INTEREST PERIOD" means the period from and including any Interest Payment Date to and including the calendar day immediately preceding the next following Interest Payment Date.

         "ISSUER" means the Development Authority of Heard County, a public corporation created and existing under the laws of the State of Georgia (including specifically the Act), and its lawful successors and assigns.

         "LEASE AGREEMENT" or "LEASE" means the Lease Agreement, of even date herewith, between the Issuer and the Lessee, and any amendments or supplements thereto.

         "LESSEE" means Tenaska Georgia Partners, L.P., a Delaware limited partnership, and its successors and assigns, including any surviving, resulting or transferee entity as provided in Section 8.3 of the Lease Agreement.

         The term "OUTSTANDING", when used with reference to the Bonds at any date as of which the amount of outstanding Bonds is to be determined, means all Bonds which have been authenticated and delivered to the Trustee under this Indenture, except:

                  (a) Bonds cancelled at or prior to such date;

                  (b) Bonds for the payment or prepayment of which sufficient moneys and/or Government Obligations meeting the terms and conditions specified in Section 10.02 hereof shall have been theretofore transferred or deposited into the Bond Fund (whether upon or prior to the maturity or prepayment date of any such Bonds); provided that if such Bonds are to be prepaid prior to the maturity thereof, notice of such prepayment shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee;

                  (c) Bonds in lieu of which others have been authenticated under Section 2.06 hereof; and

                  (d) For purposes of any consent or other action to be taken by the owners of a specified percentage of outstanding Bonds hereunder, or unless the Lessee or an affiliate of the Lessee shall own at such time 100% of the outstanding Bonds (determined without reference to this subparagraph (d)), Bonds held by the Lessee or an affiliate of the Lessee.

         The term "OWNERS OF THE BONDS" means the registered owners of the Bonds, and, upon the occurrence of a "Trigger Event" under the Collateral Agency Agreement, specifically means the Collateral Agent, as pledgee of the Bonds pursuant to the Partnership Assignment and Security Agreement.

         The term "PAYMENT IN FULL OF THE BONDS" specifically encompasses the situations described in Sections 10.01 and 10.02 hereof.

         "PERSON" means natural persons, firms, associations, corporations and public bodies and other legal entities.

         The term "PRINCIPAL OFFICE OF THE TRUSTEE" means the principal corporate trust office of the Trustee in New York, New York, or the principal corporate trust office of any successor trustee designated pursuant to the provisions of a supplemental indenture.

         "PROJECT" means the Building, the Leased Land and the Leased Equipment, as each may at any time exist.

         "PURCHASER" means Tenaska Georgia Partners, L.P., as initial purchaser of the Series 1999 Bonds under the Bond Purchase Agreement, and its successors and assigns.

         "RECORD DATE" means the close of business on the 15th day (whether of not a business day) of the month immediately preceding the applicable Interest Payment Date.

         "SECURITY DEED" means the Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases, of even date herewith, from the Issuer to the Trustee, including any amendment thereto;

         "SECURITY INTEREST" shall refer to the security interests created herein and in the Security Deed and shall have the meaning set forth in the Uniform Commercial Code of Georgia, as now or hereafter amended.

         "SENIOR PARTIES" shall have the meaning given in the Common Agreement.

         "SERIES 1999 BOND" or "SERIES 1999 BONDS" shall mean any and all of the $275,000,000 in aggregate principal amount of the Development Authority of Heard County Taxable Industrial Development Revenue Bonds (Tenaska Georgia Partners, L.P. Project), Series 1999, issued by the Issuer hereunder on the Closing Date.

         "STATE" means the State of Georgia.

         "TRUST ESTATE" means the property described in Sections I, II, III and IV of the Granting Clauses of this Indenture.

         "TRUSTEE" means the party so named and designated in the first paragraph of this Indenture and any co-trustee or successor trustee hereunder and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

         "U.C.C." means the Uniform Commercial Code of the State, as now or hereafter amended.

         "UNASSIGNED RIGHTS" means the rights of the Issuer in and under the Lease Agreement to be reimbursed for fees and expenses and the right of the Issuer to be indemnified in accordance with the Lease Agreement.

         SECTION 1.02. USE OF PHRASES. "HEREIN", "HEREBY", "HEREUNDER", "HEREOF", "HEREINBEFORE", "HEREINAFTER" and other equivalent words refer to this Indenture and not solely to the particular portion hereof in which any such word is used. The definitions set forth in Section 1.01 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                                   ARTICLE II

                                    THE BONDS

         SECTION 2.01. ISSUANCE OF BONDS IN SERIES. The Bonds may be issued in different series and each Bond shall have an appropriate series designation. All of the Bonds shall be equally and ratably secured by this Indenture by the pledge herein made, it being expressly understood and agreed that no Bonds issued hereunder shall be prior to any other Bonds thereafter issued hereunder, but shall be on a parity therewith, with respect to the liens and security interests created in favor of the Trustee under this Indenture.

         SECTION 2.02. DATES AND PLACES OF PAYMENT OF BONDS. Each series of the Bonds shall bear such date as shall be specified in this Indenture or in the supplemental indenture providing for the issuance thereof and shall mature on such dates in such years and in such amounts as shall be fixed therefor prior to its issuance. Interest on the Bonds from their respective dates until their respective maturities shall be payable at such rates as shall be fixed therefor prior to their issuance.

         The Bonds shall be issued as fully registered Bonds as hereinafter provided.

         Each Bond shall be dated the date of its authentication and delivery by the Trustee. The Bonds shall bear interest from the Interest Payment Date next preceding the date of authentication of such Bond to which interest has been paid or provided for, unless: (1) the date of authentication of such Bond is an Interest Payment Date to which interest has been paid or provided for, then from the date of authentication thereof, or (2) no interest has been paid on such Bond, in which case from the dated date of such Bond or (3) such authentication date shall be after any Record Date and before the next succeeding Interest Payment Date in which case interest shall be paid from the next succeeding Interest Payment Date.

         The principal of and interest on each of the Bonds shall be payable in lawful money of the United States of America by check payable to the owner thereof delivered at the address of such owner as shown on the bond register maintained by the Trustee as Bond Registrar (the "Bond Register"), unless there shall be in effect a home office payment agreement satisfactory to the Trustee, as provided in Section 2.08 hereof. Such payments shall be made to the person in whose name a Bond shall be registered on the Bond Register, with respect to payment of principal, on the date such principal is due, and, with respect to the payment of interest, as of the applicable Record Date as shown on the Bond Register. Payment of the final installment of principal of each Bond to the owner thereof shall be made upon surrender of the Bond to the Trustee. The Bond Registrar shall maintain a record of the amount and date of all payments or prepayment of the principal of and interest on the Bonds.

         SECTION 2.03. EXECUTION; LIMITED OBLIGATION. The Bonds shall be executed on behalf of the Issuer by the official manual or facsimile signature of its Chairman or Vice Chairman and the Issuer's corporate seal shall be affixed thereto or printed thereon and attested by the official manual or facsimile signature of its Secretary or Assistant Secretary. The obligation of the Issuer to pay the Bonds and the interest thereon shall not be a general obligation of the Issuer but shall be a limited obligation which shall be payable from, and wholly secured by, a pledge of the Trust Estate. If any officer of the Issuer who shall have signed or sealed any Bonds shall cease to be such officer before such Bond so signed and/or sealed has been authenticated and delivered by the Trustee, such Bond nevertheless may be authenticated and delivered as though the person who signed and/or sealed such Bond had not ceased to be such officer, and also any Bond may be signed and sealed on behalf of the Issuer by such persons as at the actual time of execution of such Bond shall be the proper officers of the Issuer, although at the date of such Bond such persons may not have been officers of the Issuer.

         SECTION 2.04. AUTHENTICATION. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinafter set forth duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. Said certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized signatory of the Trustee, but it shall not be necessary that the same signatory sign the certificate of authentication on all of the Bonds issued hereunder.

         SECTION 2.05. FORM OF BONDS. The fully registered Series 1999 Bonds and the form for transfer and the validation certificate to be printed thereon, and the Trustee's certificate to be endorsed on all Series 1999 Bonds shall be in substantially the form hereinafter set forth in Exhibit "A" hereto with such appropriate variations, omissions, substitutions and insertions as are permitted or required by this Indenture and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Series 1999 Bonds, as evidenced by their execution of the Series 1999 Bonds. The Bonds of each series of Additional Bonds, and the various certificates to be endorsed thereon shall be in substantially the forms respectively provided therefor in the supplemental indenture under which each series of Additional Bonds is issued, which forms shall in general be similar to the form applicable to the Series 1999 Bonds, with such insertions, omissions and other variations as may be necessary to conform to the provisions hereof and of such supplemental indenture.

         SECTION 2.06. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. If any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and the Trustee may authenticate and deliver a new Bond in the same principal amount in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence satisfactory to them and to the Lessee of the ownership of such Bond and of such loss, theft or destruction, together with indemnity satisfactory to them. If any such Bond shall have fully matured, instead of issuing a new Bond the Issuer may pay the same. The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees and expenses in this connection.

         SECTION 2.07. TRANSFER OF BONDS; PERSONS TREATED AS OWNERS. The Issuer shall cause books for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee which is hereby constituted and appointed the Bond Registrar of the Issuer. Upon surrender for transfer of any Bond at the Principal Office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Bond or fully registered Bonds in the same aggregate principal amount of any authorized denomination or denominations. Fully registered Bonds may be exchanged at the Principal Office of the Trustee for an equal aggregate principal amount of fully registered Bonds of any authorized denomination or denominations.

         Any Bond shall be fully transferable by the registered owner on the Bond Register to be provided for that purpose, upon presentation of such Bond for notation of transfer thereof at the Principal Office of the Trustee, as Bond Registrar, accompanied by a written instrument of transfer in form satisfactory to the Bond Registrar duly executed by the registered owner or its attorney duly authorized in writing. No service charge shall be made for any such transfer, but the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The person in whose name any Bond is registered from time to time shall be deemed and regarded as the absolute owner thereof for all purposes and payment of or on account of the principal of and interest on such Bond shall be made only to or upon the order of the registered owner thereof, or its attorney duly authorized in writing, and neither the Issuer, the Trustee (acting in its capacity as Bond Registrar or otherwise), nor any paying agent acting for the Issuer shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon the Bonds to the extent of the sum or sums so paid.

         Anything in this Indenture to the contrary notwithstanding, there shall not be effected, and the Trustee acting as Bond Registrar shall not permit the effecting of, any transfer of any Bond pursuant to the provisions of this Section, unless there is delivered to the Trustee (except for a transfer under and pursuant to the Partnership Assignment and Security Agreement) an opinion of Counsel satisfactory to the Trustee, the Issuer and the Lessee to the effect that such transfer will not violate applicable securities laws.

         All Bonds which have been surrendered to the Trustee pursuant to
Section 2.06 or 2.07 of this Indenture or for the purpose of payment upon maturity or prepayment prior to maturity shall be cancelled and destroyed by the Trustee and a certificate of destruction shall be delivered to the Issuer upon the Issuer's request.

         SECTION 2.08. HOME OFFICE PAYMENT AGREEMENT. Notwithstanding any provision of this Indenture or of any Bond to the contrary, the Issuer and the Trustee may enter into a home office payment agreement with the owner of any Bond in an original principal amount of at least $100,000, providing for the making to such owner of all payments of principal and interest on such Bond or any part thereof (other than any payment of the entire unpaid principal amount thereof) at a place and in a manner other than as provided in this Indenture and in the Bonds without presentation or surrender of such Bond, upon such conditions as shall be satisfactory to the Trustee (including the payment by the Lessee of rental payments under the Lease directly to the owners of the Bonds in satisfaction of the principal and interest on the Bonds). The Trustee agrees to make or permit to be made payments of principal and interest on the Bonds in accordance with the provisions of such home office payment agreement. The Trustee shall not be liable to any such owner or to the Issuer for any act or omission to act on the part of the Issuer, any such owner or any agent of the Issuer, in connection with any such agreement, and the Trustee shall have no obligation in connection with any payment of principal or interest made in compliance with any such agreement and shall not be deemed to have notice of any default in the making of any such payment. Upon the transfer of any registered Bond being paid in accordance with the provisions of a home office payment agreement permitted by this Section, the owner of such registered bond prior to the delivery of such Bond to the transferee, shall make a notation on such Bond of the date to which interest has been paid thereon and the amount of any prepayments made on account of the principal thereof, and the Trustee shall not be deemed to have notice of any such payment.

         SECTION 2.09. REDEMPTION OF BONDS. The Series 1999 Bonds shall be subject to redemption prior to maturity as set forth in Article III hereof, and any series of Additional Bonds issued hereunder shall be subject to redemption prior to maturity as provided in the supplemental indenture relating thereto.

SECTION 2.10. PROCEDURE FOR REDEMPTION OF BONDS. The Issuer and the Trustee shall take all action necessary to effect the redemption of Bonds as herein provided upon the receipt by the Trustee, at least 10 days prior to the date fixed for redemption, of a certificate of the Lessee specifying the proposed redemption date, the principal amount of the Bonds to be called for redemption, the applicable redemption price or prices and the provision or provisions of this Indenture pursuant to which such Series 1999 Bonds are to be called for redemption.

         SECTION 2.11. SELECTION OF BONDS TO BE REDEEMED; PARTIAL REDEMPTION OF BONDS.

                  (a) If less than all of the Bonds are to be redeemed, the Bonds to be redeemed shall be selected by the Trustee by lot.

                  (b) In the case of any redemption of Bonds of denominations greater than $100,000, if less than all of such Bonds then outstanding are to be called for redemption, then for all purposes in connection with such redemption, each $100,000 of face value shall be treated as though it were a separate Bond of the denomination of $100,000. If it is determined that one or more, but not all of the $100,000 units of face value represented by any Bond are to be called for redemption, then, upon notice of intention to redeem such $100,000 unit or units, the owner of such Bond shall forthwith surrender such Bond to the Trustee (1) for payment of the redemption price of the $100,000 unit or units of face value called for redemption and (2) in exchange for a new Bond or Bonds of the aggregate principal amount of the unredeemed balance of the principal amount of such Bond. New Bonds representing the unredeemed balance of the principal amount of such Bond shall be issued to the registered owner thereof without charge therefor. If the owner of any such Bond of a denomination greater than $100,000 shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the $100,000 unit or units of face value called for redemption (and to that extent only); interest shall cease to accrue on the portion of the principal amount of such Bond represented by such $100,000 unit or units of face value on and after the date fixed for the redemption; and, provided funds sufficient for the payment of the redemption price have been deposited with the Trustee and are available for the redemption of said $100,000 unit or units on the date fixed for redemption, such Bond shall not be entitled to the benefit or security of this Indenture to the extent of the portion of its principal amount (and accrued interest thereon to the date fixed for redemption) represented by such $100,000 unit or units of face value, nor shall new Bonds be thereafter issued corresponding to such $100,000 unit or units.

         SECTION 2.12. NOTICE OF REDEMPTION. Notice of the call for redemption identifying the Bonds to be redeemed shall be given by the Trustee by mailing a copy of the redemption notice by first class mail, postage prepaid, not less than 10 nor more than 60 days prior to the redemption date to the registered owner of each Bond to be redeemed, in whole or in part, at the address shown on the Bond Register. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the owner receives such notice.

         Each notice of redemption shall specify the date fixed for redemption, the CUSIP number or numbers of the Bonds to be redeemed, the principal amount of the Bonds or portions thereof to be redeemed, the redemption price or prices, the place or places of payment, that redemption of the Bonds is contingent upon the satisfaction of certain conditions or the occurrence of certain events (if any) specified by the Lessee, that payment will be made upon presentation and surrender of the Bonds to be redeemed (provided that the Bonds are not held in book-entry only form), that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue. If less than all the outstanding Bonds are to be redeemed, the notice of redemption shall specify the numbers of the Bonds to be redeemed. In case any Bond is to be redeemed in part only, the notice of redemption shall state that on and after the date fixed for redemption, upon surrender of such Bond, a new Bond or Bonds in principal amount equal to the unredeemed portion thereof will be issued without charge therefor.

         Failure to give any such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond as to which notice was given as provided herein.

         If the Lessee specifies any conditions to such redemption, unless all conditions to redemption specified in the notice of redemption shall have been satisfied or waived by the Lessee, such notice shall be of no force and effect, the Issuer and the Trustee shall not redeem such Bonds and the bond registrar shall promptly return the Bonds it has received to the registered owners thereof as shown on the registration books. The Trustee may conclusively rely upon a certificate of the Authorized Lessee Representative as to the satisfaction or waiver of any conditions specified to any such redemption.

         SECTION 2.13. ADDITIONAL NOTICE OF REDEMPTION. In the event any Bond to be redeemed is registered in the name of any person other than the Purchaser, further notice of redemption of such Bonds shall be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in Section 2.14.

         Each further notice of redemption given hereunder shall contain the information required in Section 2.14 for an official notice of redemption, plus
(i) the CUSIP numbers of all Bonds being redeemed (if not included pursuant to the notice required by Section 2.14); (ii) the date of issue of the Bonds as originally issued; (iii) the rate of interest borne by each Bond being redeemed;
(iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

         Each further notice of redemption shall be sent at least 30 days before the redemption date by registered or certified mail or overnight delivery service (at the expense of the addressee) to all of the following registered securities depositories then in the business of holding substantial amounts of bonds of the type comprising the Bonds (such depositories now being Depository Trust Company of New York, New York; Midwest Securities Trust Company of Chicago, Illinois; and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of bonds such as the Bonds (such as Financial Information Inc.'s Financial Daily Called Bond Service; Interactive Data Corporation's Bond Service; Kenny Information Service's Called Bond Service; Moody's Investors Services Municipal and Government and Standard & Poor's Called Bond Record).

         Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

         SECTION 2.14. PAYMENT OF REDEMPTION PRICE; EFFECT OF CALL FOR REDEMPTION. On or before the redemption date specified in the notice of redemption, an amount of money sufficient (together with any moneys available therefor in the Bond Fund) to redeem all the Bonds or portions thereof called for redemption at the appropriate redemption price, including accrued interest to the date fixed for redemption, shall be deposited with the Trustee. On the date designated for redemption, if all conditions specified in such notice have been satisfied, notice having been given and moneys for payment of the redemption price being on deposit with the Trustee or any paying agents, the Bonds or portions thereof so called for redemption shall cease to bear interest; shall cease to be entitled to any benefit or any security under this Indenture; and the registered owners thereof shall have no rights in respect to such Bonds or such portions thereof so called for redemption except to receive payment of the redemption price therefor and accrued interest thereon to the redemption date from the moneys on deposit with the Trustee or any paying agents pursuant to the provisions of this Section.

                                  ARTICLE III

                              THE SERIES 1999 BONDS

         SECTION 3.01. ISSUANCE OF SERIES 1999 BONDS. The Series 1999 Bonds (i) shall be designated "Development Authority of Heard County Taxable Industrial Development Revenue Bonds (Tenaska Georgia Partners, L.P. Project), Series 1999," (ii) shall be issuable in an aggregate principal amount of not to exceed $400,000,000 as one or more fully registered Bonds in denominations of $100,000 or any integral multiple thereof, except that one Bond may be issued in an integral multiple of $5,000 in excess of $100,000 as necessary given the aggregate principal amount of Series 1999 Bonds to be issued, (iii) shall be dated in the manner set forth in Section 2.02 hereof, (iv) shall be numbered from R-1 consecutively upwards in order of authentication according to the records of the Trustee, (v) shall bear interest at a rate of 9.5% per annum (computed on the basis of a 360-day year composed of twelve 30-day months), payable on February 1 and August 1 of each year (each an "Interest Payment Date") until paid, from the Interest Payment Date next preceding the date of authentication of such Bond to which interest has been paid or provided for, unless: (1) the date of authentication of such Bond is an Interest Payment Date to which interest has been paid or provided for, then from such Interest Payment Date, or (2) no interest has been paid on such Bond, in which case from the date of authentication and delivery of such Bond or (3) such authentication date shall be after any Record Date and before the next succeeding Interest Payment Date in which case interest shall be paid from the next succeeding Interest Payment Date, and (vi) shall mature on the dates set forth below.


           MATURITY DATE            PRINCIPAL                       MATURITY DATE            PRINCIPAL
           February 1, 2006           344,000                       February 1, 2018         5,844,000
             August 1, 2006           344,000                         August 1, 2018         5,844,000
           February 1, 2007           344,000                       February 1, 2019         6,532,000
             August 1, 2007           344,000                         August 1, 2019         6,532,000
           February 1, 2008           688,000                       February 1, 2020         6,875,000
             August 1, 2008           688,000                         August 1, 2020         6,875,000
           February 1, 2009         1,032,000                       February 1, 2021         7,219,000
             August 1, 2009         1,032,000                         August 1, 2021         7,219,000
           February 1, 2010         1,375,000                       February 1, 2022         7,563,000
             August 1, 2010         1,375,000                         August 1, 2022         7,563,000
           February 1, 2011         1,719,000                       February 1, 2023         8,250,000
             August 1, 2011         1,719,000                         August 1, 2023         8,250,000
           February 1, 2012         2,407,000                       February 1, 2024         8,594,000
             August 1, 2012         2,407,000                         August 1, 2024         8,594,000
           February 1, 2013         3,094,000                       February 1, 2025         8,938,000
             August 1, 2013         3,094,000                         August 1, 2025         8,938,000
           February 1, 2014         3,438,000                       February 1, 2026         9,282,000
             August 1, 2014         3,438,000                         August 1, 2026         9,282,000
           February 1, 2015         4,125,000                       February 1, 2027         9,969,000
             August 1, 2015         4,125,000                         August 1, 2027         9,969,000
           February 1, 2016         4,469,000                       February 1, 2028        11,688,000
             August 1, 2016         4,469,000                         August 1, 2028        11,688,000
           February 1, 2017         5,157,000                       February 1, 2029        12,375,000
             August 1, 2017         5,157,000                         August 1, 2029        12,375,000
                                                                    February 1, 2030        12,358,000
                                                                                           ===========
                                                                              Total:       275,000,000


         Interest due on any Series 1999 Bond or any Interest Payment Date shall be paid to the owner of such Series 1999 Bond as shown on the registration books kept by the Registrar on the Record Date.

         SECTION 3.02. FORM OF SERIES 1999 BONDS. The fully registered Series 1999 Bonds shall be in substantially the form set forth, to the extent provided in Section 2.05 hereof, in Exhibit "A" hereto.

         SECTION 3.03. AUTHENTICATION AND DELIVERY OF SERIES 1999 BONDS. Immediately following the execution and delivery of this Indenture, the Issuer will deliver a Series 1999 Bond executed by the Issuer to the Trustee, together with an order signed by the Chairman or Vice Chairman of the Issuer calling for the authentication and delivery of said Series 1999 Bond, and the Trustee in accordance with such order, shall authenticate and deliver said Series 1999 Bond as in this Indenture provided and not otherwise.

         Prior to the authentication and delivery by the Trustee of the aforesaid Series 1999 Bond which it will be initially ordered to authenticate and deliver hereunder, there shall be filed with the Trustee:

                  1. A copy, duly certified by the Secretary of the Issuer, of the resolution by the Issuer authorizing, among other things, the issuance of the Series 1999 Bonds and the execution, delivery and performance of this Indenture, the Lease Agreement, the Security Deed and the Bond Purchase Agreement.

                  2. An original executed counterpart of this Indenture, the Lease Agreement, the Security Deed, the Guaranty Agreement and the Bond Purchase Agreement.

                  3. Copies of Financing Statements filed to perfect the security interests created herein.

                  4. A title insurance policy satisfactory to the Purchaser stating that the Issuer holds good and marketable fee simple title to the Leased Land, free from encumbrances except Permitted Liens.

                  5. The written opinion of Counsel for the Issuer relating to the power and authority of the Issuer to execute and deliver and to perform its obligations under the various documents to which it is a party and to issue the Bonds for the purposes stated therein, and the due authorization, execution and delivery of such documents and the Bonds, and covering such matters with respect to the liens and security interests created under the Indenture and the Security Deed, and such other matters, as may be reasonably requested by the parties to the transaction.

                  6. A written request, order and authorization to the Trustee on behalf of the Issuer and signed by its Chairman or Vice Chairman to authenticate and deliver the Series 1999 Bonds in full form to or upon the order of the Purchaser upon payment to the Trustee, but for the account of the Issuer, of the sum specified in such request order and authentication (which sum shall consist of the purchase price of the Series 1999 Bonds set forth in the Bond Purchase Agreement) plus accrued interest on the Series 1999 Bonds from the dated date thereof to the date of delivery thereof. The proceeds from the sale of the Series 1999 Bonds any such Bond shall be deposited in the Construction Fund as hereinafter provided in Article VII.

                  7. An opinion of a firm of nationally recognized bond attorneys satisfactory to the Trustee to the effect that (i) the issuance of the Series 1999 Bonds has been duly authorized and the terms thereof comply with the requirements of this Indenture and the Constitution and laws of the State of Georgia; (ii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Series 1999 Bonds have been satisfied; (iii) upon the issuance of the Series 1999 Bonds, they shall be valid and binding obligations of the Issuer entitled to the benefits of and secured by this Indenture; and (iv) such other matters as may be reasonably required by the Issuer and the Trustee; and

         SECTION 3.04. OPTIONAL REDEMPTION OF SERIES 1999 BONDS. The Series 1999 Bonds are subject to redemption prior to maturity at any time in whole or in part at a redemption price equal to the principal amount to be redeemed plus accrued interest thereon to the date of redemption, at the option of the Lessee, such option to be exercised by written notice delivered to the Issuer and the Trustee at least 10 days prior to the date of redemption.

         SECTION 3.05. PROCEDURES FOR REDEMPTION OF SERIES 1999 BONDS. The procedures for redemption of Series 1999 Bonds pursuant to Section 3.04 hereof, including notices of redemption, selection of Series 1999 Bonds for partial redemption and certain other provisions relating thereto, shall be as set forth in Article II of this Indenture.

                                   ARTICLE IV

                                ADDITIONAL BONDS

         SECTION 4.01. ADDITIONAL BONDS. By an indenture or indentures supplemental hereto and in accordance with the provisions of this Indenture, the Issuer may from time to time provide for the issuance hereunder of Additional Bonds for the purpose of financing the cost of (i) completing the acquisition, construction and installation of the Project, (ii) providing for the enlargement, improvement, expansion or replacement of the Project, (iii) refunding all of the Bonds of any one or more series then outstanding; or (iv) any combination of the foregoing.

         Such Additional Bonds shall be in fully registered form and have such identifying designation, shall be dated such date, shall mature at such time or times, shall bear interest at such rate or rates, shall be subject to prepayment prior to maturity at such times and prices and shall contain such other provisions not inconsistent with this Indenture as the resolution of the Issuer and the supplemental indenture providing for the issuance thereof shall fix and determine.

                  (a) ADDITIONAL BONDS FOR COMPLETION, EXPANSION, ETC. The Issuer may execute and deliver to the Trustee and the Trustee shall authenticate and deliver Additional Bonds for the purposes specified in
         (i) or (ii) above upon receipt by the Trustee of the following:

                           (1) A written statement of the Lessee executed on
                  behalf of the Lessee by any officer, chairman of the board, president or vice president of the general partner of the Lessee (i) approving the terms, conditions, manner of issuance, purchase price, delivery and contemplated disposition of the proceeds of the sale of such Additional Bonds, and (ii) certifying that no Event of Default has occurred and is continuing under the Lease Agreement or, to the best of his knowledge, this Indenture and that all conditions precedent to the incurrence of such indebtedness set forth in the Common Agreement have been satisfied or waived;

                           (2) A copy, duly certified by the Secretary of the
                  Issuer, of the resolution adopted and approved by the Issuer authorizing the issuance of such Additional Bonds and the execution and delivery of the supplemental indenture providing for the terms and conditions under which such Additional Bonds shall be issued, together with an executed counterpart of such supplemental indenture;

                           (3) An executed counterpart of an amendment of the
                  Lease Agreement expressly providing for an adjustment in the rentals of the Lessee to provide payments sufficient to pay the principal of and interest on such Additional Bonds and further expressly providing that, for all purposes of this Indenture and the Lease Agreement, the Project shall include the facilities being financed by the Additional Bonds (except in the case of Refunding Bonds hereinafter referred to), and providing for the use of the proceeds of the sale of such Additional Bonds;

                           (4) An original executed counterpart of a guaranty
                  agreement substantially identical to the Guaranty Agreement in all material respects and satisfactory to the Trustee and its Counsel as to form and content, signed by the Lessee, as guarantor, and accepted by the Trustee unconditionally guaranteeing the principal of and interest on such Additional Bonds.

                           (5) Copies of Financing Statements filed to protect
                  the security interests created in the supplemental indenture with respect to the Additional Bonds;

                           (6) The written opinion of Counsel to the Issuer or
                  other Counsel satisfactory to the Trustee expressing the opinion (a) that this Indenture, as supplemented, creates a valid first lien on and pledge of the revenues thereby conveyed and pledged, and all filings and/or recordings of any document required in order to perfect and preserve such first lien and pledge have been duly accomplished, and (b) that the amendment to the Lease Agreement has been properly recorded in the proper place or places where such recordation is required for the giving of notice thereof, such recordation is complete and no other filing, recording, publishing or rerecording is required.

                           (7) An opinion of a firm of nationally recognized
                  bond attorneys satisfactory to the Trustee to the effect that
                  (i) the issuance of such Additional Bonds has been duly authorized and the terms thereof comply with the requirements of this Indenture and the Constitution and laws of the State of Georgia; (ii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Additional Bonds have been satisfied; (iii) upon the issuance of such Additional Bonds, they shall be valid and binding obligations of the Issuer entitled to the benefits of and secured by this Indenture; and (iv) such other matters as may be reasonably required by the Issuer and the Trustee; and

                           (8) A written request, order and authorization to the
                  Trustee on behalf of the Issuer and signed by the Chairman or Vice Chairman and Secretary of the Issuer to authenticate and deliver such Additional Bonds to the purchaser or purchasers therein identified upon payment to the Trustee, but for the account of the Issuer, of the sum specified in such request and authorization plus accrued interest on such Additional Bonds to the date of delivery thereof.

         The proceeds of such Additional Bonds shall be deposited with the Trustee and held and disbursed by the Trustee as provided in the supplemental indenture providing for the issuance of such Additional Bonds.

                  (b) ADDITIONAL BONDS FOR REFUNDING. The Issuer may execute and deliver to the Trustee and the Trustee shall authenticate and deliver Additional Bonds for the purpose specified in (iii) above upon receipt by the Trustee of the following:

                           (1) The items specified in subsections (1) through
                  (7) of Section 4.01(a) hereof;

                           (2) A copy, duly certified by the Secretary of the
                  Issuer, of the resolution adopted and approved by the Issuer describing the Bonds to be refunded, and authorizing all necessary action in connection with the refunding thereof pursuant to the provisions of this Indenture;

                           (3) In the event that any of the Bonds being refunded
                  are to be prepaid on any date prior to their maturity, irrevocable instructions to prepay such Bonds on such date and evidence satisfactory to the Trustee that notice of prepayment of the Bonds to be prepaid has been published or given as provided in the Indenture, or irrevocable power authorizing the Trustee to give such notice;

                           (4) Irrevocably in trust for the purpose of paying or
                  prepaying the Bonds to be refunded, either moneys or Government Obligations or a combination thereof in an amount which, together with the interest thereon, is sufficient to discharge the lien of this Indenture with respect to the Bonds to be refunded;

                           (5) Moneys equal to the sum of (i) the amount
                  estimated by the Trustee as necessary for the payment of expenses incurred or to be incurred by it or by or on behalf of the Issuer in connection with the payment or prepayment of the Bonds to be refunded and the issuance of such Additional Bonds plus (ii) the accrued interest, if any, on the Additional Bonds to the date of delivery thereof; and

                           (6) A written request, order and authorization to the
                  Trustee on behalf of the Issuer and signed by the Chairman or Vice Chairman and Secretary of the Issuer to authenticate and deliver such Additional Bonds to the purchaser or purchasers therein identified upon payment or delivery to the Trustee for the account of the Issuer of the moneys or Government Obligations or combination thereof required by subsection (5) next above, as the consideration for the sale of such Additional Bonds.

         The amounts estimated by the Issuer and the Trustee for payment of their respective expenses incurred or to be incurred in connection with the payment or prepayment of the Bonds to be refunded and the issuance of such Additional Bonds shall be set aside by the Trustee from the proceeds of such Additional Bonds and applied by the Trustee in payment of such expenses. Any amount of the moneys set aside for the payment of such expenses remaining after all such expenses have been paid or provided for shall be transferred by the Trustee to the Bond Fund. The balance of the proceeds of the sale of such Additional Bonds remaining after the deposit of the amount set aside for the payment of the expenses incurred or to be incurred in connection with the payment or prepayment of the Bonds to be refunded and the issuance of such Additional Bonds shall be held by the Trustee in trust for the sole and exclusive purpose of paying the principal of and interest on, the Bonds to be refunded.

         SECTION 4.02. PARITY OF BONDS. Each of such Additional Bonds of whatever series shall rank equally and on a parity with the Series 1999 Bonds and shall be equally and ratably secured hereunder and under the Security Deed with the Series 1999 Bonds and all other series of Additional Bonds, if any, without preference, priority or distinction of any of the aforesaid Bonds, or any coupons appertaining thereto, over any other thereof. The Issuer shall not incur any indebtedness or issue any bonds or other obligations of any kind (other than the Series 1999 Bonds and any Additional Bonds) secured by a pledge of the rental payments received under the Lease Agreement.

                                   ARTICLE V

                                GENERAL COVENANTS

         SECTION 5.01. PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants that it will promptly pay the principal of and interest on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning hereof and thereof. The principal and interest are payable solely from (i) the Trust Estate (except for the Unassigned Rights), and (ii) payments made under the Guaranty Agreement, which payments, rents, revenues and receipts are hereby specifically pledged to the payment of the principal of and interest on the Bonds in the manner and to the extent herein specified. The Bonds and the interest thereon shall not be deemed to constitute a debt or a general obligation of the State of Georgia or Heard County, and the Bonds do not directly, indirectly or contingently obligate said State or County to levy or to pledge any form of taxation whatsoever for the payment of the principal of or interest on the Bonds. The principal of and interest on the Bonds are payable solely from the Bond Fund and specifically from the Special Account established therein pursuant to Section 6.02 hereof.

         SECTION 5.02. PERFORMANCE OF COVENANTS; ISSUER. The Issuer covenants that it will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond, and in all proceedings of the Issuer pertaining thereto. The Issuer covenants that it is duly authorized under the laws of the State of Georgia to issue the Bonds and to execute, deliver and perform the Indenture and to pledge the Trust Estate (except for the Unassigned Rights) in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution, delivery and performance of this Indenture has been duly and effectively taken, and that the Bonds are and will be valid and enforceable limited obligations of the Issuer according to the import thereof.

     SECTION 5.03. OWNERSHIP; INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it lawfully owns and is lawfully possessed of the Leased Land (subject, however, to Permitted Liens) and that it has good and marketable fee simple title therein and thereto and that it holds and owns the Building and the Leased Equipment and that it will defend its title in and to the Leased Land and every part thereof to the Trustee, and its respective successors and assigns, for the benefit of the owners of the Bonds against the claims and demands of all persons whomsoever. The foregoing covenants are subject to the limitations described in Section 3.4 of the Lease Agreement. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better giving, granting, pledging, assigning, conveying, transferring, assuring and confirming unto the Trustee all and singular the rents, revenues and receipts pledged hereby to the payment of the principal of and interest on the Bonds. The Issuer covenants that, except for the Quitclaim Deed, and except as herein and in the Lease Agreement and Security Deed provided, it will not sell, convey, encumber or otherwise dispose of any part of the Project.

     SECTION 5.04.     [INTENTIONALLY OMITTED].

     SECTION 5.05.     [INTENTIONALLY OMITTED].

     SECTION 5.06. RECORDATION OF THE LEASE AGREEMENT, SECURITY DEED, FINANCING STATEMENTS AND CONTINUATION STATEMENTS. The Issuer covenants that it will cause the Lease Agreement, the Security Deed and all Financing Statements and all supplements thereto and hereto to be recorded and filed in such manner and in such places as may be required by law in order to fully protect and preserve the interest of the owners of the Bonds in the rights, privileges and options of the Trustee hereunder and the Lessee has covenanted in Section 8.8 of the Lease Agreement to cause continuation statements with respect to said Financing Statements to be kept recorded and filed in such manner and in such places as may be required by law in order to fully protect and preserve the interest of the owners of the Bonds as aforesaid.

     SECTION 5.07. INSPECTION OF PROJECT BOOKS. The Issuer covenants that all books and documents in its possession relating to the rents, revenues and receipts derived from the Project shall at all times during normal business hours be open to inspection by such accountants or other agents as the Trustee may, from time to time, designate. The Lessee shall be given at least 48 hours prior written notice of any such inspection and the opportunity to have a representative present during such inspection.

     SECTION 5.08. PRIORITY OF PLEDGEE. The pledge hereby made of the Trust Estate (except for the Unassigned Rights) constitutes a first and prior pledge thereof and shall not be impaired directly or indirectly by the Issuer or the Trustee and the payments, rents, revenues and receipts from the Project and the Issuer's interest in the Lease Agreement shall not otherwise be pledged and no persons shall have any rights with respect thereto except as provided herein and in the Lease Agreement and Security Deed.

     SECTION 5.09. RIGHTS UNDER LEASE AGREEMENT. Reference is hereby made to the Lease Agreement for a detailed statement of the obligations of the Lessee thereunder, and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer (except for the Unassigned Rights) and all obligations of the Lessee under and pursuant to the Lease Agreement for and on behalf of the owners of the Bonds, whether or not the Issuer is in default hereunder.

     SECTION 5.10. QUITCLAIM DEED TO BE HELD BY TRUSTEE. The Trustee agrees that it will hold or cause to be held the Quitclaim Deed in escrow hereunder as a part of the Trust Estate, and will deliver or cause to be delivered the Quitclaim Deed to the Lessee at the written direction of the Lessee after Payment in Full of the Bonds.

                                   ARTICLE VI

                               REVENUES AND FUNDS

     SECTION 6.01. SOURCE OF PAYMENT OF BONDS. The obligation of the Issuer to pay the principal of and interest on the Bonds is not a general obligation of the Issuer but is a limited obligation payable solely from the rental payments and other payments received from the Lessee under the Lease Agreement together with all other rents, revenues and receipts (except for certain indemnification rights provided therein) arising out of or in connection with the Issuer's ownership of the Project and as authorized and provided herein.

         The Project has been leased under the Lease Agreement and the rental payments provided for in Section 5.3 of the Lease Agreement are to be remitted directly to the Trustee for the account of the Issuer and are to be deposited in the Bond Fund (except as may be otherwise provided in a home office payment agreement authorized by the provisions of Section 2.08 hereof). Said rental payments are sufficient in amount and become due in a timely manner so as to insure the prompt payment of the principal of and interest on the Bonds.

         The Bond Purchase Agreement contains a home office payment agreement in satisfaction of the requirements of Section 2.08 hereof.

         The Lessee has also executed the Guaranty Agreement wherein the Lessee, as guarantor, has absolutely and unconditionally guaranteed the full and prompt payment of the principal of and interest on the Bonds.

     SECTION 6.02. CREATION OF THE BOND FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "Development Authority of Heard County Bond Fund - Tenaska Georgia Partners, L.P. Project, Series 1999", which shall be used to pay the principal of and interest on the Bonds. There shall be established as trust accounts within the Bond Fund a General Account and a Special Account. The Special Account may be established by the Trustee for bookkeeping purposes only and moneys designated as being held in the Special Account may be held in any segregated account designated by the Trustee for such purpose. Any reference in this Indenture to "Bond Fund" without further qualification or explanation shall constitute a reference to said General Account.

     SECTION 6.03. PAYMENTS INTO THE BOND FUND. There shall be paid into the Bond Fund, as and when received, (a) all rental payments specified in Section
5.3 of the Lease Agreement (except for any moneys paid directly to the owner of a fully registered Bond pursuant to the provisions at a home office payment agreement permitted pursuant to Section 2.08 above and described in Section 6.01 above), (b) all moneys, if any, required to be so deposited from the Construction Fund as provided in the Collateral Agency Agreement, (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Lease Agreement, the Collateral Agency Agreement, the Security Deed or this Indenture which are required or which are accompanied by directions that such moneys are to be paid into the Bond Fund, and (d) any moneys received from the Lessee, as guarantor pursuant to the Guaranty Agreement.

         The Issuer covenants that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund from the sources of payment described in Section 6.01 hereof sufficient moneys to promptly pay the principal of and interest on the Bonds as the same become due and payable. Nothing herein shall be construed as requiring the Issuer to operate the Project or to use any funds from any source to pay the principal of and interest on the Bonds or to pay the costs of maintaining and insuring the Project other than rents, revenues and receipts arising out of or in connection with its ownership of the Project.

     SECTION 6.04.     USE OF MONEYS IN THE BOND FUND.

          (a) Except as provided in Section 6.09 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds. No part of the rental payments under the Lease Agreement required to be paid into the Bond Fund (excluding prepayments under Section 9.5 of the Lease Agreement) shall be used to redeem, prior to maturity, a portion of any Bond; provided, that whenever the moneys held in the Bond Fund (in the General Account and in the Special Account) from any source whatsoever are sufficient to redeem or otherwise pay all of the Bonds and to pay interest to accrue thereon prior to such redemption or other payment, the Issuer agrees to take and cause to be taken the necessary steps to redeem all of the Bonds from the sources herein provided on the next succeeding redemption date for which the required redemption notice can be given; and, provided further, that any moneys in the Bond Fund other than rental payments may, at the direction of the Lessee, be used to redeem a portion of the Bonds so long as the Lessee is not in default with respect to any rental payments under the Lease Agreement.

          (b) At the maturity date or redemption date prior to maturity of each Bond the Trustee shall transfer from the General Account in the Bond Fund to the Special Account in the Bond Fund sufficient moneys to pay the principal or redemption price of and interest then due and payable with respect to each such Bond. Moneys so transferred into said Special Account shall not thereafter be invested in any manner but shall be held by the Trustee without liability on the part of the Trustee or the Issuer for interest thereon until actually paid out for the purposes intended.

         The Issuer hereby authorizes and directs the Trustee to withdraw, from time to time, sufficient moneys from the Special Account in the Bond Fund to pay the principal or redemption price of and interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.

     SECTION 6.05. CUSTODY OF THE BOND FUND. The Bond Fund shall be held by the Trustee as a trust fund for the benefit of the owners of the Bonds. The General Account and the Special Account established in the Bond Fund shall constitute trust accounts.

     SECTION 6.06. NON-PRESENTMENT OF BONDS AT MATURITY. If any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the prepayment date, provided moneys sufficient to pay such Bond shall have been made available to the Trustee and are held in the Special Account in the Bond Fund for the benefit of the owner thereof, all liability of the Issuer to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys in said Special Account, without liability for interest thereon, for the benefit of the owner of such Bond who shall thereafter be restricted exclusively to moneys held in said special account, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond.

     SECTION 6.07. TRUSTEE'S FEES, CHARGES AND EXPENSES. Pursuant to the terms of the Lease Agreement the Lessee has agreed to pay directly to the Trustee, until the principal of and interest on the Bonds shall have been paid in full:
(i) an amount equal to the annual fee of the Trustee for its services rendered as Trustee, paying agent and Bond Registrar and its expenses incurred under this Indenture, as and when the same become due, (ii) the reasonable fees and expenses of Trustee's Counsel, as and when the same become due. It is further understood and agreed that the initial or acceptance fees of the Trustee and the fees, charges and expenses of the Trustee and Trustee's Counsel referred to in the preceding sentence which become due prior to the time the Lessee becomes obligated to pay the same, will be paid to the Trustee, as and when the same shall become due, as set forth in Section 4.3 of the Lease Agreement.

     SECTION 6.08. MONEYS TO BE HELD IN TRUST. All moneys, if any, paid over to the Trustee for the account of the Bond Fund under any provision of this Indenture shall be held in trust by the Trustee for the benefit of the owners of the Bonds entitled to be paid therefrom.

     SECTION 6.09. REPAYMENT TO THE LESSEE FROM THE BOND FUND.

          (a) Any moneys remaining in the General Account in the Bond Fund after payment in full of all Bonds (taking into consideration that sufficient moneys or obligations such as are described in Section 10.02 hereof have been transferred to and/or deposited in the Special Account in the Bond Fund to pay all principal of and interest then due and payable with respect to each Bond not yet presented for payment and to pay all principal and interest relating to each Bond which is not yet due and payable but with respect to which the lien of this Indenture has been defeased upon compliance with Article X hereof) and of the fees, charges and expenses of the Trustee, any paying agents and the Bond Registrar which have accrued and which will accrue and all other items required to be paid hereunder (other than items payable from the Special Account in the Bond Fund), shall be paid to the Collateral Agent upon the expiration or sooner termination of the term of the Lease Agreement.

          (b) Any moneys held by the Trustee in the Special Account in the Bond Fund in trust for the payment of the principal of or interest on any Bond remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Collateral Agent, and the owner of such Bond shall thereafter, as an unsecured general creditor, look only to the Lessee for the payment thereof and all liability of the Issuer and the Trustee with respect to such trust money shall thereupon cease.

                                  ARTICLE VII

                  CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

     SECTION 7.01. CONSTRUCTION FUND; DISBURSEMENTS. The proceeds derived from the sale of the Bonds and moneys received from the Lessee pursuant to Section
6.2 of the Lease Agreement shall be paid into the Construction Fund under the Collateral Agency Agreement. Moneys in the Construction Fund shall be disbursed in the manner and subject to the conditions set forth in the Collateral Agency Agreement, upon receipt of requisitions submitted to the Collateral Agent in accordance with Section 3.1 of the Collateral Agency Agreement, which shall contain, among other things, certain representations and certifications by the Lessee, including that proceeds derived from the sale of the Bonds have been, and will be, spent only on Project Costs, as defined in the Common Agreement.

     SECTION 7.02. COMPLETION OF THE PROJECT. The completion of the acquisition, construction and installation of the Project and the payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of
(i) the certificate of the Lessee executed on behalf of the Lessee by an Authorized Lessee Representative required by Section 4.5 of the Lease Agreement and (ii) a certificate signed on behalf of the Issuer by the Authorized Issuer Representative and on behalf of the Lessee by an Authorized Lessee Representative (designated pursuant to the terms of the Lease Agreement), which certificate shall state that all costs and expenses in connection with the Project and payable out of the Construction Fund have been paid except for costs and expenses not then due and payable with respect to which funds are being retained in the Construction Fund with the approval of the Lessee and the Issuer for the payment of the same. Any moneys remaining in the Construction Fund shall, without further authorization be applied or disbursed in accordance with the Collateral Agency Agreement.

     SECTION 7.03. APPOINTMENT OF AGENT. The Trustee hereby appoints the Collateral Agent as its agent under the Collateral Agency Agreement in connection with the administration of the Project Funds thereunder.

                                  ARTICLE VIII

                                   INVESTMENTS

     SECTION 8.01. BOND FUND INVESTMENTS. Moneys held in the Bond Fund (other than moneys held in the Special Account in the Bond Fund referred to in Section 6.04(b) hereof) shall be invested and reinvested by the Trustee in Permitted Investments at the oral direction of the Lessee, promptly confirmed in writing, in accordance with Section 4.8 of the Lease Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Bond Fund and any loss resulting therefrom shall be charged to the Bond Fund. The Trustee is directed to sell and convert to cash a sufficient amount of such investments in the Bond Fund whenever the cash held in the Bond Fund is insufficient to provide for the payment of the principal of (whether at the maturity date or prepayment date prior to maturity) and interest on the Bonds as the same become due and payable.

         Unless otherwise confirmed in writing, an account statement delivered by the Trustee to the Lessee shall be deemed written confirmation by the Lessee that the investment transactions identified therein accurately reflect the investment directions given to the Trustee by the Lessee, unless the Lessee notifies the Trustee in writing to the contrary within 30 days of the date of receipt of such statement.

                                   ARTICLE IX

                 POSSESSION, USE AND PARTIAL RELEASE OF PROJECT

     SECTION 9.01. SUBORDINATION TO RIGHTS OF THE LESSEE. So long no Event of Default exists under the Lease Agreement, the Security Deed or this Indenture, the rights, options and privileges hereunder of the Trustee (other than rights of the Trustee set forth in Article XII hereof) and the owners of the Bonds, are specifically made subject and subordinate to the rights, options, obligations and privileges of the Lessee set forth in the Lease Agreement. So long as not otherwise provided in this Indenture, the Lessee shall be suffered and permitted to possess, use and enjoy the Project and its appurtenances so as to carry out its obligations under the Lease Agreement.

     SECTION 9.02. RELEASE OF CERTAIN LAND. Reference is made to the provisions of the Lease Agreement, including, without limitation, Sections 8.6 and 11.3 thereof, wherein the Issuer and the Lessee have reserved the right to withdraw certain portions of the Leased Land from the Lease Agreement and the Security Deed upon compliance with the terms and conditions of the Lease Agreement. The Trustee shall release from this Indenture all rights to and liens on such portion of the Leased Land and the revenues and receipts derived from such released land upon compliance with the provisions of the Lease Agreement and the Security Deed. The Trustee is hereby authorized and directed to execute and record or cause to be executed and to be properly recorded any and all instruments reasonably requested by the Lessee to effectuate a conveyance of the Leased Land so released and to terminate any security interest or other lien with respect thereto.

     SECTION 9.03. RELEASE OF LEASED EQUIPMENT. Reference is made to the provisions of the Lease Agreement, including, without limitation, Section 6.2 thereof, wherein the Lessee has reserved the right to withdraw certain items of Leased Equipment from the Lease Agreement and the Security Deed upon compliance with the terms and conditions of the Lease Agreement. The Trustee shall at the request of the Issuer or the Lessee confirm that all rights to and liens on such portion of the Leased Equipment and the rents, revenues and receipts derived from such withdrawn items under this Indenture shall be relinquished upon compliance with the provisions of the Lease Agreement and the Security Deed. The Trustee is hereby authorized and directed to execute and record or cause to be executed and properly recorded any and all instruments reasonably requested by the Lessee to effectuate a conveyance of the Leased Equipment so released and to terminate any security interest or other lien with respect thereto.

     SECTION 9.04. GRANTING OR RELEASE OF EASEMENTS; AMENDMENTS OR MODIFICATIONS TO EASEMENTS. Reference is made to the provisions of the Lease Agreement, including, without limitation, Section 8.5 thereof, wherein the Lessee has reserved the right to grant or release easements or to amend or modify easements and take other action upon compliance with the terms and conditions of the Lease Agreement. The Trustee shall confirm in writing any action taken by the Lessee under said Section 8.5 upon compliance with the provisions of the Lease Agreement.

                                   ARTICLE X

                                DISCHARGE OF LIEN

     SECTION 10.01. DISCHARGE OF LIEN. If the Issuer shall pay or cause to be paid the principal of and interest on the Bonds at the times and in the manner stipulated therein and herein, and if the Issuer shall keep, perform and observe all and singular the covenants and agreements in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, then the lien of this Indenture, these presents and the Trust Estate shall cease, determine and be void, and thereupon the Trustee shall cancel and discharge this Indenture, the Security Deed and the Security Interests, and shall execute and deliver to the Issuer such instruments in writing as shall be required to cancel and discharge this Indenture, the Security Deed and the Security Interest, and reconvey to the Issuer the Trust Estate, and assign and deliver to the Issuer so much of the Trust Estate as may be in its possession or subject to its control, except for moneys and Government Obligations held in the Bond Fund for the purpose of paying Bonds which have not yet been presented for payment and moneys and obligations in the Bond Fund required to be paid to the Lessee pursuant to
Section 6.09 hereof. At the written direction of the Lessee and upon Payment in Full of the Bonds, the Trustee shall deliver the Quitclaim Deed to the Lessee.

     SECTION 10.02. PROVISION FOR PAYMENT OF BONDS. Bonds shall be deemed to have been paid within the meaning of Section 10.01 hereof if:

         (a)       (i)      there shall have been irrevocably deposited in the
     Bond Fund either

                   (A)      sufficient moneys, or

                   (B) Government Obligations of such maturities and interest payment dates and bearing such interest as will, in the opinion of a nationally recognized certified public accountant or firm thereof, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings to be held in trust also), be sufficient, together with any moneys referred to in subsection (i) above, for the payment at their respective maturities or prepayment dates prior to maturity, of the principal thereof, together with the interest accrued and to accrue to such maturity or prepayment dates, as the case may be; and

                 (ii) if any Bonds are to be prepaid on any date prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to prepay such Bonds on such date and either evidence satisfactory to the Trustee that all prepayment notices required by this Indenture have been given or irrevocable power authorizing the Trustee to give such prepayment notices; or

                 (b) with respect to any Bond, the owner thereof shall have deposited such Bond with the Trustee with irrevocable instructions to the Trustee that such Bond shall be cancelled; and

                 (c) with respect to both (a) and (b), above, there shall have been paid to the Trustee all Trustee's fees and expenses (including its fees and expenses in connection with its duties as paying agent and bond registrar) due or to become due in connection with the payment or prepayment of the Bonds.

     SECTION 10.03. DISCHARGE OF THE INDENTURE. Notwithstanding the fact that the lien of this Indenture upon the Trust Estate may have been discharged and cancelled in accordance with Section 10.01 hereof, this Indenture and the rights granted and duties imposed hereby, to the extent not inconsistent with the fact that the lien upon the Trust Estate may have been discharged and cancelled, shall nevertheless continue and subsist until the principal of and interest on all of the Bonds shall have been fully paid or the Trustee shall have returned to the Lessee pursuant to this Indenture all funds theretofore held by the Trustee for payment of any Bonds not theretofore presented for payment.

                                   ARTICLE XI

           DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS

     SECTION 11.01. DEFAULTS; EVENTS OF DEFAULT. The declaration of a "Trigger under the Collateral Agency Agreement, subject to the terms of Section 11.12 hereof, is hereby defined as and declared to be and to constitute an "event of default" under this Indenture.

     SECTION 11.02. ACCELERATION. Upon the occurrence of an event of default, the Trustee may, with the written consent of the Collateral Agent, and shall, upon written direction of the Collateral Agent, by notice to the Issuer, declare the entire unpaid principal of and interest on the Bonds due and payable; and upon such declaration, the said principal, together with interest accrued thereon, shall become payable immediately at the place of payment provided therein, anything in this Indenture or in the Bonds to the contrary notwithstanding. Upon any declaration of acceleration hereunder, the Trustee shall immediately declare all rental payments due under the Lease Agreement to be immediately due and payable in accordance with Section 10.2 of the Lease Agreement.

     SECTION 11.03. SURRENDER OF POSSESSION OF PROJECT; RIGHTS AND DUTIES OF TRUSTEE IN POSSESSION. Upon the occurrence of an event of default the Lessee, upon demand of the Trustee in accordance with the instruction of the Collateral Agent, shall forthwith surrender the possession of, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to take possession of all or any part of the Project, including the rights and the position of the Issuer under the Lease Agreement, and the Trustee shall be authorized to hold, operate and manage the same, and, from time to time, make all needful repairs and improvements as it shall deem wise; and the Trustee, subject to the Lease Agreement may, in accordance with the instruction of the Collateral Agent, lease the Project or any part thereof in the name and for the account of the Issuer and collect, receive and sequester the rents, revenues, earnings, income, products and profits therefrom, and out of the same and of any moneys received from any receiver of the same, pay expenses of so taking, holding and managing the same, including reasonable compensation to the Trustee, its agent and counsel, and any charges of the Trustee hereunder, and any taxes and assessments and other charges prior to the lien and security interests of this Indenture and the Security Deed which the Trustee may deem it wise to pay, and all expenses of such repairs and improvements, and apply the remainder of the moneys to received in accordance with the provisions of Section 11.09. Whenever all that is due and payable with respect to the Bonds shall have been paid in full or all defaults under this Indenture made good, the Trustee shall surrender possession to the Issuer, its successors or assigns, but the Trustee shall have the same right of entry upon any subsequent event of default hereunder.

         While in possession of such property, the Trustee shall render annually to the Issuer and the Lessee and also to the owners of the Bonds at their addresses as shown by the registration books kept by the Trustee a summarized statement of income and expenditures in connection therewith.

     SECTION 11.04. OTHER REMEDIES. Upon the occurrence and continuance of an event of default the Trustee shall have the power to proceed, in accordance with the instructions of the Collateral Agent, with any right or remedy granted by the Constitution and laws of the State of Georgia, as it may deem best, including any suit, action or special proceeding in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any proper, legal or equitable remedy as the Trustee shall deem most effectual to protect the rights aforesaid, insofar as such may be authorized by law, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Trust Estate, of a receiver for all or any part of the Trust Estate and the rents, revenues and receipts thereof; the rights herein specified are to be cumulative to all other available rights, remedies or powers and shall not exclude any such rights, remedies or powers. Without intending to limit the foregoing rights, remedies and powers by virtue of such specification, the Trustee is authorized to exercise any and all rights available from time to time under the U.C.C. including the right to further assign the Issuer's right, title and interest in the Lease Agreement to a successor trustee in the manner set forth in this Indenture.

     SECTION 11.05. RIGHTS OF BONDHOLDERS. Upon the occurrence and continuance of an event of default and if requested so to do by the owners of a majority in principal amount of Bonds outstanding and provision of indemnity to the Trustee as provided in Section 12.01(m) hereof, the Trustee shall be obliged to exercise such one or more of the rights and remedies conferred by this Article as such owners of the Bonds shall have instructed the Trustee, subject, however to the provisions of Section 12.15.

         No right or remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the owners of the Bonds) is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to any other right or remedy given to the Trustee or to the owners of the Bonds or now or hereafter existing at law, in equity or by statute.

         No delay or omission to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or shall be construed to be a waiver of any such event of default or acquiescence therein; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any event of default hereunder, whether by the Trustee or by the owners of the Bonds, shall extend to or shall affect any subsequent event of default or shall impair any rights or remedies consequent thereon.

     SECTION 11.06. RIGHT OF OWNERS OF THE BONDS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, upon the occurrence and continuance of an event of default, the owners of a majority in principal amount of Bonds outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

     SECTION 11.07. APPOINTMENT OF RECEIVERS. Upon the occurrence of an event of default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights and remedies of the Trustee and of the owners of the Bonds under this Indenture, the Trustee shall, with the consent of the Collateral Agent, be entitled, as a matter of right, to the appointment of a receiver or receivers of the Project and of the rents, revenues and receipts thereof and therefrom, pending such proceedings, with such powers as the court making such appointment shall confer.

     SECTION 11.08. WAIVER OF BENEFIT OF LAWS. Upon the occurrence of an event of default, to the extent that such rights may then lawfully be waived, neither the Issuer, nor anyone claiming through or under it, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of the Security Deed or the foreclosure of the Security Deed, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that they lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State.

SECTION 11.09. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall be transferred to the Collateral Agent and disbursed in accordance with the Collateral Agency Agreement.

         Whenever all Bonds and interest thereon have been paid under the provisions of this Section 11.09 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund shall, subject to the Lease Agreement, be paid to the Lessee as provided in Section 6.09 hereof.

     SECTION 11.10. RIGHTS AND REMEDIES VESTED IN TRUSTEE. Subject to the provisions of Section 11.05, all rights and remedies of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the equal benefit of the owners of the Bonds.

     SECTION 11.11. RIGHTS AND REMEDIES OF OWNERS OF THE BONDS. No owner of any Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture, for the execution of any trust thereof or for the appointment of a receiver or to enforce any other right or remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in subsection (h) of Section 12.01 hereof, or of which by said subsection it is deemed to have notice, and in either case unless (i) such default shall have become an event of default and the owners of 100% in principal amount of Bonds outstanding shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, such owners have offered to the Trustee indemnity as provided in Section 12.01(m) hereof, (ii) the written consent of the Collateral Agent shall have been obtained, and (iii) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its, his or their own name or names. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other right or remedy hereunder; it being understood and intended that no one or more owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right or remedy hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the owners of all Bonds. Nothing in this Indenture contained shall, however, affect or impair the right of any owner of the Bonds to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest on each of the Bonds issued hereunder to the respective owners hereof at the time, place, from the source and in the manner expressed in the Bonds.

     SECTION 11.12. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right or remedy under this Indenture by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

     SECTION 11.13. WAIVERS OF EVENTS OF DEFAULT. The Trustee, with the consent of the Collateral Agent, (a) may waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal and its consequences, if such event of default has been cured and there is no longer continuing any default hereunder, and (b) shall waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal, upon the written request of the owners of a majority in principal amount of the Bonds outstanding; provided, however, that there shall not be waived (i) any event of default pertaining to the payment of the principal of any Bond at its maturity date or any prepayment date prior to maturity, or (ii) any event of default pertaining to the payment when due of the interest on any Bond, unless prior to such waiver or rescission, all arrears of principal (due otherwise than by declaration) and interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of principal and interest and all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee due hereunder in connection with such event of default, shall have been paid or provided for, and in case of any such waiver or rescission, then the Issuer, the Trustee and the owners of the Bonds shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other event of default, or impair any right consequent thereon.

                                  ARTICLE XII

                                   THE TRUSTEE

     SECTION 12.01. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform such duties and only such duties as are specifically set forth in this Indenture upon and subject to the following express terms and conditions:

          (a) The Trustee, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an event of default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) The Trustee may consult with counsel selected by it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed in good faith by it hereunder.

          (d) The Trustee shall not be responsible for any recital herein, or in the Bonds

       (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for the recording or rerecording, filing or re-filing of this Indenture, the Lease Agreement or the Security Deed, or for insuring the Trust Estate or any part of the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds, or for the value of or title in and to the Trust Estate or any part of the Project or otherwise as to the maintenance of the security hereof; provided that, as set forth in
       Section 8.8 of the Lease, the Trustee shall provide its reasonable cooperation to the Issuer and the Lessee in the filing of continuation statements relating to the liens and security interests created under the Security Deed and this Indenture; and provided further that if the Trustee enters into possession of a part or all of the Trust Estate pursuant to any provision of this Indenture it shall use due diligence in preserving the same, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, agreements or conditions on the part of the Issuer or on the part of the Lessee under the Lease Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Lessee full information and advice as to the performance of the covenants, agreements and conditions aforesaid and as to the condition of the Trust Estate. The Trustee shall not be liable for any loss suffered in connection with any investment of funds made by it in accordance with Section 8.01 and 8.02 hereof.

          (e) The Trustee may become the owner of Bonds with the same rights which it would have if it were not Trustee.

          (f) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or documents believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee, pursuant to this Indenture upon the request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

          (g) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by the Chairman or Vice Chairman of the Issuer and attested by the Secretary of the Issuer as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary of the Issuer under its seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

          (h) The right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful default.

          (i) The Trustee shall not be personally liable for any debts contracted or for damages to persons or property, or for salaries or nonfulfillment of contracts during any period in which it may be in the possession of or managing the Project as in this Indenture provided.

          (j) At reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives who are acceptable to the Lessee, and accompanied by an official of the Lessee, shall have the right to inspect the Project as well as all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take copies of such memoranda from and in regard thereto only as required from the books, papers and records of the Issuer.

          (k) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

          (l) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions of Counsel, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee relevant to and deemed desirable in connection with the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.


          (m) Before taking any action hereunder the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or the exercise of any of its rights or powers hereunder.

          (n) All moneys received by the Trustee or any paying agent for the Bonds shall, until used or applied or invested as herein provided, be held in trust for the purpose for which they were received but need not be segregated from other funds except to the extent required herein or by law. Neither the Trustee nor any such paying agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

     SECTION 12.02. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for its services rendered hereunder and all advances, reasonable Counsel fees and expenses and other expenses reasonably and necessarily made or incurred by the Trustee in connection with such services. Upon the occurrence of an event of default, but only upon such occurrence, the Trustee shall have a first lien on the Trust Estate with right of payment prior to payment of the principal of and interest on any Bond for the foregoing advances, fees, costs and expenses incurred.

     SECTION 12.03.    [INTENTIONALLY OMITTED].

     SECTION 12.04. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its Counsel, has a substantial bearing on the interest of the owners of the Bonds, the Trustee shall intervene on behalf of the owners of the Bonds if so requested in writing by the owners of at least 100% in principal amount of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

     SECTION 12.05. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer to which it is a party, IPSO FACTO, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 12.06. RESIGNATION BY THE TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving 30 days' written notice to the Issuer and the Lessee and by first class mail to each registered owner of Bonds, and such resignation shall take effect at the end of such 30 day period, or upon the earlier appointment of a successor Trustee by the owners of the Bonds or by the Issuer. Such notice to the Issuer may be served personally or sent by registered or certified mail.

     SECTION 12.07. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by the owners of a majority in principal amount of the Bonds.

     SECTION 12.08. APPOINTMENT OF SUCCESSOR TRUSTEE BY THE OWNERS OF THE BONDS; TEMPORARY TRUSTEE. If the Trustee hereunder shall resign, be removed, be dissolved, be in course of dissolution or liquidation, or shall otherwise become incapable of acting hereunder or in case it shall be taken under the control of any public officer, officers or a receiver appointed by a court, a successor may be appointed by the owners of a majority in principal amount of the Bonds, by an instrument or concurrent instruments in writing signed by such owners, or by their attorneys in fact, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer by an instrument signed by the Chairman of the Issuer and attested by the Secretary of the Issuer under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the owners of the Bonds in the manner above provided; and any such temporary Trustee shall immediately and without further act be superseded by the Trustee so appointed by such owners of the Bonds. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank (having trust powers) in good standing, within or outside the State of Georgia, having an unimpaired capital and surplus of not less than fifty million dollars ($50,000,000), if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

     SECTION 12.09. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee in order to more fully and certainly vest in such successor the estates, properties, rights, powers and trusts hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office where the Indenture and Lease Agreement shall have been filed and/or recorded.

     SECTION 12.10. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. Subject to the Lessee's rights to contest the following under the Lease, if any tax, assessment or governmental or other charge upon any part of the Trust Estate or the Project is not paid as required herein, the Trustee may pay such tax, assessment or charge, without prejudice, however, to any rights of the Trustee or the owners of the Bonds hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate per annum borne by the Bonds, shall become so much additional indebtedness secured by this Indenture, and the same shall be given a preference in payment over the principal of and interest on the Bonds and shall be paid out of the revenues and receipts from the Trust Estate, if not otherwise caused to be paid; but the Trustee shall not be under obligation to and shall not make any such payment unless it shall have been requested to do so by the owners of a majority in principal amount of the Bonds and shall have been provided with sufficient moneys for the purpose of making such payment.

     SECTION 12.11. TRUSTEE PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of moneys hereunder.

     SECTION 12.12. SUCCESSOR TRUSTEE AS CUSTODIAN OF FUNDS, PAYING AGENT AND BOND REGISTRAR. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or has been removed shall cease to be the owner of the Construction Fund and Bond Fund, paying agent for the principal of and interest on the Bonds and Bond Registrar, and the successor Trustee shall become such owner, paying agent and Bond Registrar.

     SECTION 12.13. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State of Georgia) denying or restricting the right of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement of either the Indenture or the Lease Agreement upon the occurrence of an event of default, it may be necessary that there be appointed an additional individual or institution as a separate Trustee or Co-Trustee. The following provisions of this Section 12.13 are adapted to these ends.

         In the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, the Issuer with the consent of the Lessee may appoint, and at the request of the Trustee shall appoint, a separate Trustee or Co-Trustee and each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

         Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

     SECTION 12.14.    [INTENTIONALLY OMITTED].

     SECTION 12.15. THIS ARTICLE CONTROLS. Whether or not therein expressly so provided every provision of this Indenture relating to the conduct or affecting the liability of the Trustee shall be subject to the provisions of this Article XII.

     SECTION 12.16. CONSEQUENTIAL DAMAGES. Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Indenture for indirect, special, incidental or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Trustee and regardless of the form of action.

                                  ARTICLE XIII

                             SUPPLEMENTAL INDENTURES

     SECTION 13.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF OWNERS OF THE BONDS. The Issuer and the Trustee may without the consent of, or notice to, any of the owners of the Bonds, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

          (a) to cure any ambiguity or formal defect or omission in this Indenture;

          (b) to grant to or confer upon the Trustee for the benefit of the owners of the Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the owners of the Bonds or the Trustee or either of them;

          (c) to subject to the lien and pledge of this Indenture additional rents, revenues or receipts, properties or collateral;

          (d)      in connection with the issuance of Additional Bonds;

          (e) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America, and, if they so determine, to add hereto or to any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar Federal statute;

          (f) to evidence the appointment of a separate Trustee or Co-Trustee or the succession of a new Trustee hereunder; or

          (g) in connection with any other changes in this Indenture which are not to the prejudice of the interests of any registered owner of the Bonds, or in the judgment of the Trustee, are not to the prejudice of the interests of the Trustee.

     SECTION 13.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF OWNERS OF THE BONDS. Exclusive of supplemental indentures covered by Section 13.01 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the owners of not less than a majority in principal amount of the Bonds outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section contained shall permit, or be construed as permitting (a) an extension of the maturity date (or mandatory sinking fund redemption) on which the principal of or the interest on any

Bond is, or is to become, due and payable, (b) a reduction in the principal amount of any Bond or the rate of interest thereon, (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the principal amount of the Bonds required for consent to such supplemental indenture.

         If the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the owners of the Bonds. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all owners of the Bonds. If, within 60 days or such longer period as shall be prescribed by the Issuer following the giving such notice, the owners of not less than a majority in principal amount of the Bonds outstanding shall have consented to and approved the execution of such supplemental indenture as herein provided, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be modified and amended in accordance therewith.

         Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XIII which affects any right or obligation of the Lessee under the Lease Agreement shall not become effective unless and until the Lessee shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail or overnight delivery to the Lessee at least 60 days prior to the proposed date of execution and delivery of any such supplemental indenture. The Lessee shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee does not receive a letter of protest or objection thereto signed by or on behalf of the Lessee on or before 4:30 P.M., Eastern time, of the 60th day after the mailing of said notice and a copy of the proposed supplemental indenture.

         The Trustee shall have no obligation to execute any supplemental indenture which affects its own rights, duties, obligations or compensation.

     SECTION 13.03. TRUSTEE AUTHORIZED TO JOIN IN SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture permitted by this Article XIII and, in so doing, shall be fully protected by an opinion of Independent Counsel that such supplemental indenture is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding supplemental indenture have been done.

                                  ARTICLE XIV

                 AMENDMENT OF LEASE AGREEMENT AND SECURITY DEED

     SECTION 14.01. AMENDMENTS, ETC., TO LEASE AGREEMENT AND SECURITY DEED NOT REQUIRING CONSENT OF OWNERS OF THE BONDS. The Trustee shall without the consent of, or notice to, the owners of the Bonds consent to any amendment, change or modification of the Lease Agreement or the Security Deed as may be required (i) by the provisions of the Lease Agreement or the Security Deed or this Indenture,
(ii) for the purpose of curing any ambiguity or formal defect or omission in the Lease Agreement or the Security Deed, (iii) in connection with additional real property which pursuant to the Lease Agreement is to become part of the Leased Land, (iv) in connection with the machinery, equipment and related property described in Exhibit "B" to the Lease Agreement and Security Deed so as to more precisely identify the same or substitute additional machinery, equipment and related property acquired with the proceeds of the Bonds in accordance with the provisions of Sections 4.1 and 6.2 of the Lease Agreement, (v) in connection with additional real property which pursuant to Section 11.3 of the Lease Agreement and the Security Deed is to become part of the Leased Land or in connection with any real property to be released from the Leased Land pursuant to Section 8.6 of the Lease Agreement and the Security Deed, (vi) in connection with the issuance of Additional Bonds, or (vii) in connection with any other change therein which, in the judgment of the Trustee, does not prejudice the interests of the Trustee or the owners of the Bonds.

     SECTION 14.02. AMENDMENTS, ETC., TO LEASE AGREEMENT AND SECURITY DEED REQUIRING CONSENT OF OWNERS OF THE BONDS. Except for the amendments, changes or modifications as provided in Section 14.01 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Lease Agreement without the delivery of notice and the written approval or consent of the owners of not less than a majority in principal amount of the Bonds outstanding given and procured as in Section 13.02 provided. If at any time the Issuer and the Lessee shall request the consent of the Trustee to any such proposed amendment, change or modification of the Lease Agreement or the Security Deed, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 13.02 hereof with respect to proposed supplemental indentures; provided, however, that the Trustee shall have no obligation to consent to the execution of any amendment, change or modification of the Lease Agreement or the Security Deed which affects its own rights, duties, obligations or compensation. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by owners of the Bonds.

     SECTION 14.03. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any amendment permitted by this Article XIV and, in so doing, shall be fully protected by an opinion of Independent Counsel that such amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.

                                   ARTICLE XV

                                  MISCELLANEOUS

         SECTION 15.01.    CONSENTS, ETC. OF OWNERS OF THE BONDS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the owners of the Bonds may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer and the Lessee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Lessee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The fact and date of execution of any such instrument or writing may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

          (d) The ownership of Bonds shall be proved by the registration books kept by the Trustee as Bond Registrar.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by any owner of the Bonds shall bind every future owner of the same Bond in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

     SECTION 15.02. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Lessee and the owners of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, agreements, conditions and provisions herein contained; this Indenture and all of the covenants, agreements, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Lessee and the owners of the Bonds as herein provided.

     SECTION 15.03. ISSUER'S OBLIGATIONS LIMITED. No recourse under or upon any obligation or agreement contained in this Indenture or in any Bond or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute or otherwise or under any circumstances, under or independent of this Indenture, shall be had against the Issuer.

         Anything in this Indenture to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (a) the Issuer may rely conclusively on the truth and accuracy of any certificate, opinion, notice or other instrument furnished to the Issuer by the Trustee or the Lessee as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (b) the Issuer shall not be under any obligation hereunder to perform any record-keeping or to provide any legal services, it being understood that such services shall be performed either by the Trustee or the Lessee; and
(c) none of the provisions of this Indenture shall require the Issuer to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses and liability which may be incurred thereby.

         Notwithstanding anything herein contained to the contrary, any obligation which the Issuer may incur under this Indenture or under any instrument executed in connection herewith which shall entail the expenditure of money shall not be a general obligation of the Issuer by shall be a limited obligation payable solely from the Trust Estate.

     SECTION 15.04. IMMUNITY OF DIRECTORS, OFFICERS AND EMPLOYEES OF ISSUER. No recourse shall be had for the enforcement of any obligation, promise or agreement of the Issuer contained in the Lease Agreement, the Security Deed, this Indenture or in any Bond issued hereunder for any claim based thereon or otherwise in respect thereof, against any director, officer or employee, as such, in his individual capacity, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assignment or penalty or otherwise; it being expressly agreed and understood that the Bonds, the Lease Agreement, the Security Deed and this Indenture are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any director, officer or employee as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under or by reason of any of the obligations, promises or agreements entered into between the Issuer and the Lessee whether contained in the Lease Agreement or the Security Deed or to be implied therefrom as being supplemental hereto or thereto, and that all personal liability of the character against every such director, officer and employee is, by the execution of the Lease Agreement, the Security Deed and this Indenture, and as a condition of, and as part of the consideration for, the execution of the Lease Agreement, the Security Deed and this Indenture, expressly waived and released.

     SECTION 15.05. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

     SECTION 15.06. NOTICES. It shall be sufficient service of any notice, request, complaint, demand or other paper if the same shall be duly mailed by first class mail or by delivery to physical address, return receipt requested, postage prepaid, addressed as follows or by facsimile with receipt confirmed:

                  If to the Issuer:      Development Authority of Heard County
                                         c/o Glover & Davis
                                         10 Brown Street
                                         Newnan, Georgia  30264-1038
                                         Attention:    A. Mitchell Powell, Esq.
                                         Telephone:   (770) 683-6000
                                         Telecopy:     (770) 683-6010

                  If to the Lessee:      Tenaska Georgia Partners, L.P.
                                         c/o Tenaska, Inc.
                                         1044 N. 115th Street
                                         Suite 400
                                         Omaha, Nebraska  68154
                                         Attention:    Mr. Michael F. Lawler,

                                                       Vice President of
                                                       Finance and Treasurer

                                         Telephone:   (402) 691-9547
                                         Telecopy:     (402) 691-9550

                  with a copies to:      Nelson, Morrow & Waldron
                                         675 Commercial Federal Tower
                                         2120 S. 72nd Street
                                         Omaha, Nebraska  68124
                                         Attention:     W.C. Nelson, Esq.
                                         Telephone:    (402) 392-2340
                                         Telecopy: (402) 392-2130
                  and                    Long, Aldridge & Norman
                                         303 Peachtree Street
                                         Suite 5300
                                         Atlanta, Georgia 30308
                                         Attention:    Michael S. Bradley, Esq.
                                         Telephone:   (404) 527-4650
                                         Telecopy:     (404) 527-4198

                  If to the Trustee:     The Chase Manhattan Bank
                                         Capital Markets Fiduciary Services
                                         450 West 33rd Street
                                         15th Floor
                                         New York, New York  10001
                                         Attention:     Trust Department
                                         Telephone:    (212) 946-7557
                                         Telecopy:      (212) 946-8177

         A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer, the Lessee or the Trustee shall also be given to each of the others. The Issuer, the Lessee and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 15.07. TRUSTEE AS PAYING AGENT AND BOND REGISTRAR. The Trustee is hereby designated and agrees to act as paying agent and Bond Registrar for and in respect of the Bonds.

     SECTION 15.08. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of principal of or interest on the Bonds or the date fixed for prepayment of any Bonds shall be, in the city of payment, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of principal or interest need not be made on such date in such city but may be made on the next succeeding business day not a Saturday, Sunday, legal holiday or day upon which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for prepayment, and no interest shall accrue for the period after such date.

     SECTION 15.09. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 15.10. LAW GOVERNING INDENTURE. The effect and meaning of this Indenture and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Georgia, except that the duties, responsibilities, obligations and powers of the Trustee hereunder shall be governed by and construed according to the laws of the State of New York, but it is the intention of the Issuer that the situs of the trust created by this Indenture be in the state in which is located the Principal Office of the Trustee from time to time acting under this Indenture. The word "Trustee" as used in the preceding sentence shall not be deemed to include any additional individual or institution appointed as a separate or Co-Trustee pursuant to Section 12.13 of this Indenture. It is the further intention of the Issuer that the Trustee administer said trust in the state in which is located, from time to time, the situs of said trust.

         IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf by its Chairman and its corporate seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created the Trustee has caused these presents to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

(CORPORATE SEAL)                                 DEVELOPMENT AUTHORITY OF
                                                 HEARD COUNTY

                                                 By:  /S/_______________________
                                                         Chairman

Attest:

/S/_________________________
Secretary


As to the Issuer, signed and sealed in the presence of:

/S/__________________________
Unofficial Witness


/S/__________________________
Notary Public

My commission expires:


(NOTARIAL SEAL)

(CORPORATE SEAL)                                 THE CHASE MANHATTAN BANK
                                                 as Trustee

                                                 By:  /S/_______________________
                                                        Annette M. Marsula
                                                        Assistant Vice President

As to the Trustee, signed and sealed in the presence of:

/S/__________________________
Unofficial Witness


/S/__________________________
Notary Public

My commission expires:
(NOTARIAL SEAL)

                                    EXHIBIT A

                           (FORM OF SERIES 1999 BOND)

                            UNITED STATES OF AMERICA

                                STATE OF GEORGIA

                      DEVELOPMENT AUTHORITY OF HEARD COUNTY
                   TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND
                    (TENASKA GEORGIA PARTNERS, L.P. PROJECT)
                                   SERIES 1999

         THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND, EXCEPT FOR THE PLEDGE HEREOF BY THE INITIAL PURCHASER TO THE COLLATERAL AGENT AS DESCRIBED HEREIN, MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED NOR MAY THE EXTENT OF ITS REGISTRATION BE REDUCED, WITHOUT OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE ISSUER AND THE LESSEE REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH TRANSFER OR CHANGE IN THE EXTENT OF REGISTRATION WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.

No. R-1                                                             $275,000,000

         FOR VALUE RECEIVED, the Development Authority of Heard County (the "Issuer"), an instrumentality of Heard County, Georgia, and a public corporation created and existing under the laws of the State of Georgia, hereby promises to pay to Tenaska Georgia Partners, L.P., or registered assigns (the "Initial Purchaser"), solely from the fund hereinafter described and from no other source, the principal sum of

                    TWO HUNDRED SEVENTY-FIVE MILLION DOLLARS

such amount to be paid on February 1 and August 1 of the years and in the amounts set forth on EXHIBIT "A" attached hereto, with the final payment of such principal to be made on February 1, 2030, and to pay to the registered owner hereof solely from said special fund, interest hereon at the rate of nine and one-half percent (9 1/2%) per annum (calculated on the basis of a 30-day month, 360-day year), payable on February 1 and August 1 of each year (each such date an "Interest Payment Date") until the principal hereof is paid, from the last Interest Payment Date to which interest has been paid or provided for, unless:
(1) the date of authentication of this Bond is an Interest Payment Date to which interest has been paid or provided for, then from the date of authentication hereof, or (2) such authentication date shall be after any Record Date (hereinafter defined) and before the next succeeding Interest Payment Date in which case interest shall be paid from the next succeeding Interest Payment Date. Interest due on this Bond on any Interest Payment Date shall be paid to the registered owner hereof as shown on the registration books kept by the Registrar on the 15th day (whether or not a business day) of the month immediately preceding such Interest Payment Date (each such date a "Record Date"). The principal of and the interest on this Bond shall be payable in lawful money of the United States of America by check mailed to the registered owner hereof at the orders shown on the Bond Register or to the order of any subsequent registered owner hereof on the applicable Record Date at the address shown on the Bond Register, unless there shall be in effect, as provided in the hereinafter mentioned Indenture, a home office payment agreement satisfactory to the Trustee. Payment of the final installment of principal on this Bond shall be made upon surrender of this Bond to The Chase Manhattan Bank, at is principal corporate trust office in New York, New York or at the principal office of its success or in trust (said Trustee and any successor trustee being hereinafter called the "Trustee") under the Indenture of Trust (the "Indenture") between the Issuer and the Trustee. Such payment shall be made to the person in whose name this Bond is registered on the Bond Register with respect to payment of principal, on the date such principal is due and with respect to the payment of interest.

         This Bond is a fully registered bond comprising one of a duly authorized series in the aggregate principal amount of $275,000,000 (the "Bonds"), of like tenor except as to numbers, issued under and secured by the Indenture and an authorizing resolution of the Issuer adopted on October 5, 1999, as supplemented by a resolution of the Issuer adopted November 4, 1999, for the purpose of financing the acquisition of certain real estate (the "Leased Land"), the acquisition, construction and installation of certain buildings and structures thereon (the "Building") and the acquisition, construction and installation of new machinery and equipment and related real and personal property therein (the "Leased Equipment") (collectively, the "Project") for lease to Tenaska Georgia Partners, L.P., a Delaware limited partnership (the "Lessee") pursuant to a Lease Agreement, dated as of November 1, 1999 (the "Lease Agreement") between the Issuer and the Lessee.

         This Bond will be pledged by the Initial Purchaser to The Chase Manhattan Bank, as collateral agent (the "Collateral Agent"), pursuant to the terms of that certain Partnership Assignment and Security Agreement, dated as of November 1, 1999, among the Purchaser, the Senior Parties listed therein and the Collateral Agent, in order to secure certain obligations of the Initial Purchaser to the Senior Parties with respect to the Project.

         This Bond and the interest hereon shall not be deemed to constitute a debt or a general obligation or a pledge of the faith and credit of the State of Georgia or of Heard County, and does not directly, indirectly or contingently obligate said State or County to levy or to pledge any form of taxation whatever for the payment of such principal and interest. This Bond is payable solely from the rental payments and other payments received under the Lease Agreement (hereinafter described) together with all other rents, revenues and receipts arising out of or in connection with the Issuer's ownership of the Project (except for certain indemnification rights provided therein) and the Issuer is obligated to pay the principal of and the interest on this Bond only from the fund entitled "Development Authority of Heard County Revenue Bond Fund - Tenaska Georgia Partners, L.P. Project, Series 1999 (the "Bond Fund"), created in the Indenture. No recourse shall be had for the payment of the principal of and the interest on this Bond against any officer or member of the Issuer.

         This Bond is issued and the Indenture was authorized, executed and delivered by the Issuer under and pursuant to the Constitution and laws of the State of Georgia, including particularly, as amended, and the aforesaid resolution of the Issuer. Pursuant to the terms of the Lease Agreement, the Lessee must pay to the Issuer rental payments which are pledged to, and will be fully sufficient to provide for, the payment of the principal of and the interest on the Bonds as the same become due. In addition, the Issuer conveyed that portion of the Project consisting of real property and granted a security interest in that portion of the Project consisting of personal property and has assigned all leases and rents therefrom to the Trustee pursuant to the terms of a Deed to Secure Debt, Security Agreement and Assignment of Rents and Leases, dated as of November 1, 1999. As additional security for the payment of the Bonds, the Lessee will enter into a Guaranty Agreement with the Trustee, dated as of November 1, 1999, under the terms of which the Lessee, as guarantor, will unconditionally guarantee to the Trustee, for the benefit of the owners of the Bonds, the payment of the principal of and interest on the Bonds as the same become due.

         Pursuant to the Indenture, the Issuer may from time to time after the issuance of all of the Bonds of this series which are to be issued have been issued, sell and issue additional parity bonds for the purposes and subject to the terms and conditions contained in the Indenture. Such additional parity bonds will rank on a parity with and be equally secured with the Bonds of this series. Reference is hereby made to Article IV of the Indenture for a more complete description of the terms under which such additional parity bonds may be issued by the Issuer.

         The Issuer has agreed that it will use its best efforts to keep the Project continuously leased and will prescribe and collect rental payments therefor sufficient to pay when due the principal of and the interest on the Bonds. Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of and the interest on the Bonds, the nature and extent of the security, the rights, duties and obligations of the Issuer and the Trustee, the rights of the owners of the Bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Lease Agreement may be modified, the terms and conditions under which additional parity bonds may be issued and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this Bond prior to the maturity or prepayment date hereof, to all of the provisions of which the owner hereof, by the acceptance of this Bond, assents.

         The Bonds of this series are subject to redemption prior to maturity at any time in whole or in part, at a redemption price equal to the principal amount to be redeemed plus accrued interest thereon to the date of redemption, at the option of the Lessee, such option to be exercised by written notice delivered to the Issuer and the Trustee at least 10 days prior to the date of redemption.

         When Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds to be redeemed shall be given by mailing a copy of the redemption notice by first class mail, postage prepaid, not less than 10 nor more than 60 days prior to the redemption date to the registered owner of each such Bond to be redeemed at the address shown on the Bond Register. Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the owner receives such notice. Failure to give any notice of redemption, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond as to which notice was given as provided in the Indenture.

         Upon the giving of such notice, the Bonds or portions thereof so called for redemption shall become and be due and payable at the applicable redemption price and on the date specified for redemption in such notice. On the date designated for redemption, notice having been given, moneys for payment of the redemption price being on deposit with the Trustee or any paying agents and any conditions to such redemption having been satisfied, the Bonds or portions thereof shall cease to be entitled to any benefit or security under the Indenture; and the registered owners thereof shall have no rights in respect of such Bonds or such portions thereof so called for redemption except to receive payment of the redemption price therefor and accrued interest thereon to the redemption date from the moneys deposited with the Trustee or any paying agent as provided in this paragraph.

         Less than the entire principal amount of any Bond in a denomination in excess of $100,000 may be redeemed and in such case, upon the surrender of such Bond, there shall be issued to the registered owner thereof, without charge therefor, for the unredeemed balance of the principal amount of such Bond, at the option of such registered owner, Bonds of the same stated maturity and interest rate and in any of the authorized denominations, as more fully set forth in the Indenture.

         This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the principal office of the Trustee, but only in the manner, subject to the conditions and limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer, a new fully registered Bond or fully registered Bonds in the same aggregate principal amount and of any authorized denomination or denominations shall be issued to the transferee or transferees in exchange therefor.

         The owner of this Bond shall have the right to enforce the payment of the principal hereof and the interest hereon at or after the maturity hereof, and the owner of this Bond shall have the right to enforce the provisions of the Indenture and to institute action to enforce the covenants therein, and to take any action with respect to any Event of Default under the Indenture, and to institute, appear in or defend any suit or other proceedings with respect thereto, as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

         This Bond is issued with the intent that the laws of the State of Georgia shall govern its construction.

         It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Georgia to happen, exist and be performed precedent to and in the issuance of this Bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Issuer, have happened, exist and have been performed. The issuance of this

Bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

         This Bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

         IN WITNESS WHEREOF, the Development Authority of Heard County has caused this Bond to be executed in its name by the signature of its Chairman, and its corporate seal to be hereunto affixed and attested by the signature of its Secretary, all as of the ____ day of November, 1999.

                                             DEVELOPMENT AUTHORITY OF HEARD
                                             COUNTY

                                             By:           (Form)
                                                -------------------------------
                                                           Chairman

         ATTEST

                  (Form)
         ---------------------------
         Secretary

         (SEAL)



                                   * * * * *

                                    EXHIBIT A

                             SCHEDULE OF MATURITIES



       MATURITY DATE                PRINCIPAL                   MATURITY DATE             PRINCIPAL
       -------------                ---------                   -------------             ---------
           February 1, 2006      $    344,000                       February 1, 2018          5,844,000
             August 1, 2006           344,000                         August 1, 2018          5,844,000
           February 1, 2007           344,000                       February 1, 2019          6,532,000
             August 1, 2007           344,000                         August 1, 2019          6,532,000
           February 1, 2008           688,000                       February 1, 2020          6,875,000
             August 1, 2008           688,000                         August 1, 2020          6,875,000
           February 1, 2009         1,032,000                       February 1, 2021          7,219,000
             August 1, 2009         1,032,000                         August 1, 2021          7,219,000
           February 1, 2010         1,375,000                       February 1, 2022          7,563,000
             August 1, 2010         1,375,000                         August 1, 2022          7,563,000
           February 1, 2011         1,719,000                       February 1, 2023          8,250,000
             August 1, 2011         1,719,000                         August 1, 2023          8,250,000
           February 1, 2012         2,407,000                       February 1, 2024          8,594,000
             August 1, 2012         2,407,000                         August 1, 2024          8,594,000
           February 1, 2013         3,094,000                       February 1, 2025          8,938,000
             August 1, 2013         3,094,000                         August 1, 2025          8,938,000
           February 1, 2014         3,438,000                       February 1, 2026          9,282,000
             August 1, 2014         3,438,000                         August 1, 2026          9,282,000
           February 1, 2015         4,125,000                       February 1, 2027          9,969,000
             August 1, 2015         4,125,000                         August 1, 2027          9,969,000
           February 1, 2016         4,469,000                       February 1, 2028         11,688,000
             August 1, 2016         4,469,000                         August 1, 2028         11,688,000
           February 1, 2017         5,157,000                       February 1, 2029         12,375,000
             August 1, 2017         5,157,000                         August 1, 2029         12,375,000
                                                                    February 1, 2030         12,358,000

                                                                                      ====================
                                                                              Total:       $275,000,000


                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         Date of authentication: ____________

         The above Bond is one of the fully registered Bonds described in the above mentioned Indenture of Trust, and is hereby authenticated on its dated date as specified above.

                                   --------------------------------------,
                                       as Trustee


                                   By:________________________________

                                    * * * * *

                             VALIDATION CERTIFICATE

         STATE OF GEORGIA

         COUNTY OF HEARD

         The undersigned Clerk of the Superior Court of Heard County, Georgia, HEREBY CERTIFIES that the within Bond was confirmed and validated by judgment of the Superior Court of Heard County, Georgia, rendered on the 25th day of October, 1999, that no intervention or objection was filed thereto and that no appeal has been taken therefrom.

         WITNESS the manual or a duly authorized reproduced facsimile of may signature and the reproduced facsimile seal of said court.


(SEAL)                                           ________________________
                                                   Clerk, Superior Court,
                                                    Heard County, Georgia

                                           * * * * *

                               (Form for Transfer)

                         COMPLETE AND SIGN THIS FORM FOR
                            REGISTRATION OF TRANSFER


                  For value received ________________________ hereby sells, assigns and transfers unto ________________________ this Bond and hereby irrevocably constitutes and appoints ______________________ Attorney to register such transfer on the books of registration in the office of the Registrar with full power of substitution in the premises.


Dated:_____________________                ____________________________________
                                         NOTE:  The signature on this assignment
Signature Guaranteed by:                 must correspond with the name
                                         as written on the face of this Bond in
                                         every particular, without alteration,
                                         enlargement or any change whatsoever.

----------------------------             ------------------------------
Bank, Trust Company or                   Please insert social security
Member Firm of New York                  number or other identifying
Stock Exchange, Inc.                     number of assignee




                                             MANNER OF TRANSFER FORM

/ /           Beneficiary                                  / /         Transfer outside the United
                                                                       States in compliance with Rule 904
                                                                       of the Securities Act.

/ /          Transfer inside the United States to          / /         Transfer inside the United States
             a Qualified Institutional Buyer in                        in compliance with Rule 144
             compliance with Rule 144A under                           under the Securities Act.
             the Securities Act.

                                                                            [Name of Holder]

                                                              ------------------------------------
                                                              Dated: _______________, ______     *

         *To be dated the date of presentation or surrender.


                               [END OF FORM OF BOND]



TRUSTINDENTURE